VANGUARD WINDSOR(TM) FUND

Annual Report * October 31, 2001

STOCK

[SHIP ON THE OCEAN]

[THE VANGUARD GROUP(R) LOGO]

PERSPECTIVE

Maintaining a long-term investment perspective isn't easy. Perhaps that's why it has proven to be so rewarding.
     With  news,   information,   and  opinion  constantly  bombarding  us,  the
temptation to buy or sell--to do something--is powerful. Yet such activity is often counterproductive. Emotions can lead us to big mistakes, like jumping into a hot investment we know little about or selling a sound long-term holding when it sags for a while.
     The actions we recommend are quite simple.
     First, take the time to decide on a mix of stocks, bonds, and cash investments that makes sense for you. Take into account your investment time horizon, your goals, and your ability and willingness to ride out market fluctuations. Write this mix down--it's your investment plan.
     Second, use low-cost, widely diversified mutual funds to carry out your asset allocation.
     Third, stick with your plan, unless there's a major change in your time horizon, goals, or financial situation. Don't "play the market"--and if you feel you must, don't risk more than a tiny percentage of your assets.
     Finally, if market news, the opinions of "experts," or the hope of a big score tempts you to act, consult your plan. It may help you keep a long-term perspective.

--------------------------------------------------------------------------------
CONTENTS

LETTER FROM THE CHAIRMAN               1
REPORT FROM THE ADVISERS               6
FUND PROFILE                           9
GLOSSARY OF INVESTMENT TERMS          10
PERFORMANCE SUMMARY                   11
YOUR FUND'S AFTER-TAX RETURNS         12
FINANCIAL STATEMENTS                  13
ADVANTAGES OF VANGUARD.COM            23
--------------------------------------------------------------------------------

SUMMARY
* Vanguard Windsor Fund returned -0.4% during the 12 months ended October 31, 2001, a very difficult period for the U.S. stock market.
* Value-oriented shares such as those Windsor emphasizes fared much better than the overall stock market, which registered a double-digit decline.
* The fund's return topped those of its comparative measures by wide margins, thanks to terrific stock selection. Our selections in the materials & processing sector--a group that includes chemical companies, metals manufacturers, and paper makers--were particularly strong.

LETTER FROM THE CHAIRMAN
                                                      [PHOTO OF JOHN J. BRENNAN]
                                                                 JOHN J. BRENNAN

Fellow Shareholder,

During an extremely difficult 12-month period for stocks, VANGUARD WINDSOR FUND returned -0.4%. Your fund's value discipline helped it sidestep the significant declines suffered by the broad market and many of the fund's mutual fund competitors during the 2001 fiscal year.
     The table below presents the 12-month total returns (capital change plus reinvested dividends) for your fund and its average competitor. It also presents the returns of two unmanaged indexes: the Russell 1000 Value Index--the benchmark we consider to be the "best fit" for your fund--and the S&P 500 Index, a measure of large-capitalization stocks.

------------------------------------------------
2001 TOTAL RETURNS             FISCAL YEAR ENDED
                                      OCTOBER 31
------------------------------------------------
VANGUARD WINDSOR FUND                      -0.4%
Average Multi-Cap Value Fund*              -8.5
Russell 1000 Value Index                  -11.9
S&P 500 Index                             -24.9
------------------------------------------------
*Derived from data provided by Lipper Inc.

     Your fund's total return is based on a decrease in net asset value from $16.44 per share on October 31, 2000, to $14.27 per share on October 31, 2001, and is adjusted for dividends totaling $0.25 per share paid from net investment income and a distribution of $1.85 per share paid from net realized capital gains.
     If you own the Windsor Fund in a taxable account, you may wish to review our report on the fund's after-tax returns on page 12.
     We should note that soon after the end of the fiscal year, we introduced Admiral(TM) Shares for the Windsor Fund. This is a separate share class that carries a lower expense ratio for the benefit of shareholders with large or long-standing accounts, who bring economy of scale and lower costs to the fund. For more information on the new share class, visit Vanguard.com.

ECONOMIC OVERVIEW
The U.S. economy was right on the edge of recession before the terrorist attacks of September 11. The economic reports that arrived over the ensuing month and a half indicated that the reaction to the attacks had pushed the economy over the brink: Output of goods and services fell, unemployment soared, and consumer spending--which had been propping up the economy's growth--waned.
     The nation's gross domestic product, adjusted for inflation, fell at an annual rate of -1.1% during the third quarter of 2001, a period that included the first few weeks after the attacks but did not reflect their full impact. It was the first quarterly decline in GDP in more than eight years. Corporate profits plunged, as many companies saw their revenues fall even while expenses were rising. Many companies responded by laying off employees.
     The unemployment rate climbed to 5.4% in October--the highest level in almost five years. The job losses spread beyond manufacturing to the service sector. Travel-related industries were hit especially hard.
     Consumer spending, which accounts for two-thirds of U.S. economic activity, declined sharply after the attacks. For much of the past year, consumers' willingness to open their pocketbooks had offset the steep declines in business spending that were curbing economic growth. Companies especially cut spending on high-tech equipment and software. Heavy spending on such products had helped to fuel the economic boom and bull market of the late 1990s.

---------------------
CORPORATE PROFITS
PLUNGED, AS MANY
COMPANIES SAW
THEIR REVENUES
FALL EVEN WHILE
EXPENSES WERE RISING.
MANY COMPANIES
RESPONDED BY LAYING
OFF EMPLOYEES.
---------------------

     In light of the worsening economic picture and the terrorist attacks, the Federal Reserve Board accelerated its campaign to bolster the economy by reducing interest rates. The Fed cut its target for the federal funds rate--the rate at which banks make overnight loans to each other--three times after September 11 (including a 50-basis-point cut on November 6, a few days after your fund's fiscal year-end). In doing so, the Fed reached several milestones: the lowest federal funds rate in four decades (2.00%); the biggest total rate reduction in a calendar year (450 basis points, or 4.50 percentage points); and the highest number of rate cuts in a year (ten), matching the total for 1991.

FINANCIAL MARKETS IN REVIEW
The events of September 11 closed U.S. stock markets for four days, their longest interruption since World War I. When the markets reopened, stocks plunged, with broad indexes coming close to three-year lows on September 21. The picture brightened a bit after that, and by October 31 stocks had mostly recovered to their pre-attack levels. But the last-minute surge was not enough to offset months of steep declines during the fiscal year. For the 12 months, the Wilshire 5000 Total Market Index returned -25.6%.
     Value stocks--those with comparatively low prices relative to earnings and other measures--held up better than growth stocks for the 12 months, although both groups generated losses.
     Growth stocks, particularly technology shares, had some strong interim rallies, including one during the last weeks of the fiscal year. But the overall trend was down. The tech-heavy Nasdaq Composite Index posted a dismal 12-month return of -49.3%.
     Falling stock values, the floundering economy, and the Fed's rate cuts boosted bonds during the 12 months. Rising prices led to a stellar 14.6% return

--------------------------------------------------------------------------------
MARKET BAROMETER                                    AVERAGE ANNUAL TOTAL RETURNS
                                                  PERIODS ENDED OCTOBER 31, 2001
                                                  ------------------------------
                                                   ONE        THREE         FIVE
                                                  YEAR        YEARS        YEARS
--------------------------------------------------------------------------------
STOCK
S&P 500 Index (Large-caps)                      -24.9%         0.0%        10.0%
Russell 2000 Index (Small-caps)                 -12.7          5.6          6.1
Wilshire 5000 Index (Entire market)             -25.6          0.4          8.8
MSCI EAFE Index (International)                 -24.9         -3.6          0.6
--------------------------------------------------------------------------------
BONDS
Lehman Aggregate Bond Index (Entire market)      14.6%         7.3%         8.0%
Lehman 10 Year Municipal Bond Index              10.2          5.6          6.8
Salomon Smith Barney 3-Month
  U.S. Treasury Bill Index                        4.8          5.0          5.1
================================================================================
CPI
Consumer Price Index                              2.1%         2.7%         2.3%
--------------------------------------------------------------------------------

for the Lehman Brothers Aggregate Bond Index, a broad barometer of the taxable U.S. bond market. Long-term bonds got a further boost when the Treasury Department announced on the final day of our fiscal year that it would no longer issue 30-year bonds, once considered bellwethers for the U.S. bond market.
     During the 12 months,  bond yields,  which move in the  opposite  direction from the bonds' prices, fell across the maturity spectrum. Yields for shorter-term securities declined most. The yield of the 30-year Treasury bond fell 92 basis points (0.92 percentage point) to 4.87%. The yield of the 10-year Treasury note fell 153 basis points to 4.23%. In contrast, the yield of the 3-month Treasury bill, which follows the Fed's interest rate moves with a slight lag, plunged 437 basis points to 2.01%. It's worth noting that the decline in interest rates leaves short-term rates below the level of inflation.

FISCAL 2001 PERFORMANCE OVERVIEW
Vanguard Windsor Fund's fiscal-year return of -0.4%, while hardly a banner performance on an absolute basis, was a terrific result in light of the widespread declines suffered in the U.S. stock market during the 12 months.
     Your fund's value approach explains a good deal of the difference in performance between Windsor and its comparative measures. Relative to its average peer, Windsor was also helped by the willingness of our investment advisers to seek out value in smaller shares and in companies that were once considered "growth" investments but came back to earth over the past year.
     Our outperformance of the Russell 1000 Value Index--which totaled more than 11 percentage points--was due in part to our overweighting the materials & processing sector, the index's second-best performer. Your fund had an average of 19% of its assets in the group (which includes aluminum makers, paper manufacturers, and chemical companies), compared with a weighting of about 5% for the index.
     However, most of our margin over the index came from our stock selection. Our picks among financial services companies, your fund's biggest sector commitment at an average of about 25% of assets, held up much better than those in the index. And our selections among consumer discretionary stocks--a group made up of retailers and entertainment companies--returned nearly 30% in the fiscal year, far ahead of the -12% return recorded by the index sector. The performance of Windsor's technology stocks--several of which were purchased after valuations in the sector plunged--also set the fund apart. The decline in the fund's tech stocks was less than half the decline recorded by the index's technology-related shares.

--------------------------------------------------------------------------------
FUND ASSETS MANAGED                                             OCTOBER 31, 2001
                                               ---------------------------------
                                               $ MILLION              PERCENTAGE
--------------------------------------------------------------------------------
Wellington Management Company, LLP               $11,307                     72
Sanford C. Bernstein & Co., LLC                    4,074                     26
Cash Investments*                                    380                      2
--------------------------------------------------------------------------------
Total                                            $15,761                    100%
--------------------------------------------------------------------------------
*This cash is invested by The Vanguard Group in equity index products to simulate investment in stocks. Each adviser also may maintain a modest cash position.

     As you know, the fund's assets are divided between two investment advisers, each of which uses its own methods to independently pursue our objectives of long-term growth of capital and income. The table above shows the allocation of fund assets between the managers as of October 31.
     For further details on the fund's performance, see the Adviser's Report on page 6.

LONG-TERM PERFORMANCE OVERVIEW
Though evaluating a mutual fund over a one-year period can be helpful in gauging its investment approach and riskiness, a fund's true measure is taken over much longer periods. In the table below, we present the average annual returns for the Windsor Fund and its comparative measures over the past decade. And we present the growth of a hypothetical $10,000 investment made ten years ago in your fund, its average peer, and the two unmanaged indexes we use to judge Windsor's performance.
     As you can see, your fund's return over the decade was excellent, both in absolute terms and relative to the average return of its mutual fund peers.
     We thank the many shareholders who stuck with the fund through a difficult stretch in the late 1990s and who have since been rewarded for their patience. We also welcome our new shareholders, who we hope will be with us for a long time. Both long-term investors and new shareholders alike should understand that it's wise to assume that the Windsor Fund will not always provide one-year returns that top those of the

--------------------------------------------------------------------------------
TOTAL RETURNS                                                    TEN YEARS ENDED
                                                                OCTOBER 31, 2001
                                                --------------------------------
                                                AVERAGE           FINAL VALUE OF
                                                 ANNUAL                A $10,000
                                                 RETURN       INITIAL INVESTMENT
--------------------------------------------------------------------------------
VANGUARD WINDSOR FUND                             13.2%                  $34,486
Average Multi-Cap Growth Fund                     11.7                    30,276
Russell 1000 Value Index                          13.6                    35,686
S&P 500 Index                                     12.8                    33,236
--------------------------------------------------------------------------------
broad market--especially by the huge margin achieved in fiscal 2001. The fund's emphasis on only part of the market ensures that its performance will differ from that of the overall market.
     Though we can make no guarantees about the fund's future absolute returns, we are confident that, on a relative basis, your fund will provide results that surpass those of its peers. We base this confidence on the skills of our team of investment advisers and on our significant cost advantage. Mutual fund expenses are deducted directly from a fund's returns, so our cost advantage works to the benefit of our shareholders year after year, and especially over the long term. Windsor's expense ratio of 0.41% (or $4.10 per $1,000 invested) is less than one-third the 1.39% ($13.90 per $1,000) charged by our average peer.
     It's important to keep in mind that mutual fund expenses do not discriminate: They take a bite out of positive returns and make negative returns even lower. As such, the impact of expenses on returns is most apparent when the financial markets are struggling.

IN SUMMARY
The past 12 months have been tumultuous both for the financial markets and for the nation as a whole. Just as no one could have predicted the events of September 11, there is no way to foresee what lies ahead. Uncertainty is always present in the financial markets and occasional downturns are simply going to occur. Today--as always--we recommend a simple strategy for dealing with these risks en route to long-term financial success: Hold a portfolio diversified across market segments and asset classes--stocks, bonds, and short-term investments--in proportions appropriate for your goals, time horizon, and risk tolerance. Once you have that in place, stay the course.
Thank you for entrusting your hard-earned money to us.


Sincerely,

/S/ JOHN J. BRENNAN

John J. Brennan
Chairman and Chief Executive Officer

November 15, 2001

ADVISER'S REPORT

The WINDSOR FUND'S total return was -0.4% during the fiscal year ended October 31, 2001. The fund fared far better than the S&P 500 Index (-24.9%), and also outperformed its mutual fund peer groups--Lipper's multi-cap value funds (-8.5%) and Morningstar's large value category (-12.0%).
     Among the nation's 30 largest equity and balanced funds, the average return for the past 12 months was -21.3%, and Windsor placed third in this group, trailing only a balanced fund and an income fund. Although the absolute result is not what we like to see, such relative outperformance is the stuff of which superior long-term returns are made--assuming, as we do, that the stock market returns something like 10% annually over long periods. After a rough patch for our performance in 1998, our subsequent results have been outstanding, such that the fund's five-year record now approximates the overall market's return and is slightly better than the averages for our mutual fund peer groups.

THE INVESTMENT ENVIRONMENT
Before the terrorist attacks on September 11, we had been saying that the U.S. economy would start to pull out of its year-old slowdown by this fall--thanks to lower interest rates, lower federal income tax rates, lower energy prices, and a steadier stock market--and that a recession could be avoided. However, we now think there will be a recession, starting with a downturn in the third quarter of 2001 and ending with a recovery sometime next spring. On the plus side, the recovery should be stronger, once we get it, because now interest rates, taxes, and energy prices will all be lower than we had originally anticipated.
     Our view assumes there will be growing confidence that our government is successfully prosecuting its war against terrorism. We see real gross domestic product rebounding by the second quarter of next year and turning quite strong--maybe growing at a 3.5% annual rate--by the fourth quarter. With productivity continuing strong, this should set up powerful gains in corporate profits, a prospect that should be obvious by the third quarter of 2002. As of today, the overall stock market is probably about fairly valued, with long-term interest rates where they are. Once investors gain confidence in the scenario of a general profits recovery, which it typically does well

                                                --------------------------------
                                                INVESTMENT PHILOSOPHY

                                                THE FUND REFLECTS A BELIEF
                                                THAT SUPERIOR LONG-TERM
                                                INVESTMENT RESULTS CAN BE
                                                ACHIEVED BY EMPHASIZING
                                                COMMON STOCKS THAT ARE
                                                GENERALLY MISUNDERSTOOD,
                                                OUT OF FAVOR, OR UNDERVALUED
                                                BY FUNDAMENTAL MEASURES SUCH
                                                AS  PRICE EARNINGS RATIO
                                                OR DIVIDEND YIELD. THE FUND
                                                MAY  CONCENTRATE A LARGE PORTION
                                                OF ASSETS IN THOSE SECURITIES OR
                                                INDUSTRIES THE ADVISERS BELIEVE
                                                OFFER THE BEST RETURN POTENTIAL.
                                                --------------------------------
in advance of the recovery itself, we should start seeing positive returns from stocks again.
     As far as "growth stocks" versus "value stocks," we anticipate a fairly level playing field, on which our bargain-hunting style can prosper. Technology stocks, a big component of the growth stock universe, have experienced a major correction in the last year and a half. As a class, however, they are still overvalued and their price/earnings multiples are too rich, even when calculated on estimated earnings for 2003.

PERFORMANCE ANALYSIS
Despite the weakening economy, cyclical stocks did well in our fiscal year, and our decision to overweight cyclicals proved correct. Much of this overweighting was built the previous year, when these stocks were generally weak.
     The fund benefited from both overweightings and superior stock selection in the basic materials, capital goods, and consumer cyclical sectors. Another plus was our underweighting in the technology sector, where we also had superior stock selection.
     On the negative side of the ledger, our worst-performing sectors were communication services and transportation. We expect significant appreciation from these holdings going forward, as our reasons for buying them are largely intact. The case of Continental Airlines is least clear because of the very difficult industry conditions following the September 11 attacks. But if and when the market's focus on airlines turns from their survival capability to their earning power, the stock will appreciate substantially from current levels.

PORTFOLIO AND INVESTMENT STRATEGY
As cyclical stocks have outpaced the rest of the market, some of our holdings are getting to a fair-value zone, so we have been selling some from this phalanx this year. We are still overweight in cyclicals, because we think the sector generally is still undervalued. We are still underweight in technology, but the gap between our stake and the market weighting has narrowed, both because the market weighting for tech has plummeted from about 30% at the peak in March 2000 to about 15% now and because we have built up our position to about 11% of our portion of the Windsor Fund. In fact, about 22% of our portfolio, and about 40% of what we bought in the last 12 months, are "TMT" stocks--technology, media, and telecommunications. To be sure, our holdings are cheap TMT stocks, in keeping with our strict value orientation; i.e., we own them because we view them as undervalued. We own no consumer nondurables--Colgate, Gillette, etc.--but we have been adding to our drug stocks since spring 2001. These pharmaceutical companies offer steady growth and defensive characteristics similar to those of the big consumer nondurables, but their price/earnings multiples are lower and their growth rates are much better, in our estimation.

     The experienced six person Windsor Fund team that I have the pleasure of leading at Wellington Management Company continues to search far and wide for truly undervalued stocks. Our goal, as always, is to maximize the return for the Windsor Fund shareholder, without taking undue risks.

Charles T. Freeman, Portfolio Manager
David R. Fassnacht, Assistant Portfolio Manager
Wellington Management Company, llp

November 16, 2001

FUND PROFILE                                              AS OF OCTOBER 31, 2001
    FOR WINDSOR FUND

This Profile provides a snapshot of the fund's characteristics, compared where appropriate to both an unmanaged index that we consider a "best fit" for the fund and a broad market index. Key terms are defined on page 10.

----------------------------------------------------------------
PORTFOLIO CHARACTERISTICS

                                           BEST        WILSHIRE
                               FUND        FIT*            5000
----------------------------------------------------------------
Number of Stocks                179         707           6,148
Median Market Cap             $9.3B      $29.4B          $32.7B
Price/Earnings Ratio          17.2x       20.4x           27.1x
Price/Book Ratio               2.2x        2.3x            3.0x
Yield                          1.1%        2.2%            1.4%
Return on Equity              17.4%       20.6%           22.8%
Earnings Growth Rate          12.7%       10.3%           14.8%
Foreign Holdings               6.1%        0.0%            0.0%
Turnover Rate                   33%         --              --
Expense Ratio                 0.41%         --              --
Cash Investments               0.4%         --              --
----------------------------------------------------------------


---------------------------------------------
TEN LARGEST HOLDINGS (% of total net assets)

Citigroup, Inc.                         5.8%
  (financial services)
Alcoa Inc.                               4.5
  (aluminum)
WorldCom Inc.-WorldCom Group             3.3
  (telecommunications)
TJX Cos., Inc.                           3.2
  (retail)
Pharmacia Corp.                          2.7
  (pharmaceuticals)
Washington Mutual, Inc.                  2.7
 (savings & loan)
International Business Machines Corp.    2.6
  (computer technology)
CIGNA Corp.                              2.0
  (insurance)
Air Products & Chemicals, Inc.           1.9
  (chemicals)
Engelhard Corp.                          1.9
  (diversified manufacturing)
---------------------------------------------
Top Ten                                 30.6%
---------------------------------------------


---------------------------------------------------------------
VOLATILITY MEASURES
                                  BEST                 WILSHIRE
                        FUND      FIT*       FUND          5000
---------------------------------------------------------------
R-Squared               0.85     1.00       0.35           1.00
Beta                    1.10     1.00       0.59           1.00
---------------------------------------------------------------


---------------------------------------------------------------
SECTOR DIVERSIFICATION (% of common stocks)

                                            BEST       WILSHIRE
                                FUND        FIT*           5000
---------------------------------------------------------------
Auto & Transportation           4.8%        3.2%           2.0%
Consumer Discretionary         12.1         9.9           13.7
Consumer Staples                1.6         6.7            6.9
Financial Services             25.4        30.9           20.1
Health Care                     7.1         5.9           15.2
Integrated Oils                 5.5         8.9            3.8
Other Energy                    2.5         1.7            2.4
Materials & Processing         16.4         5.3            3.2
Producer Durables               3.5         3.6            3.2
Technology                      7.0         6.1           15.7
Utilities                      11.2        15.9            8.6
Other                           2.9         1.9            5.2
---------------------------------------------------------------


-----------------------------------
INVESTMENT FOCUS

[GRID]

MARKET CAP                   MEDIUM
STYLE                         VALUE
-----------------------------------


                                                                      [COMPUTER]
                                                               VISIT OUR WEBSITE
                                                                WWW.VANGUARD.COM
                                                           FOR REGULARLY UPDATED
*Russell 1000 Value Index.                                     FUND INFORMATION.

GLOSSARY OF INVESTMENT TERMS

BETA. A measure of the magnitude of a fund's past share-price fluctuations in relation to the ups and downs of the fund's "best fit" index benchmark and an overall market index. Each index is assigned a beta of 1.00. Compared with a given index, a fund with a beta of 1.20 would have seen its share price rise or fall by 12% when the index rose or fell by 10%.
--------------------------------------------------------------------------------
CASH INVESTMENTS. The percentage of a fund's net assets invested in "cash equivalents"--highly liquid, short-term, interest-bearing securities. This figure does not include cash invested in futures contracts to simulate stock investment.
--------------------------------------------------------------------------------
EARNINGS GROWTH RATE. The average annual rate of growth in earnings over the past five years for the stocks now in a fund.
--------------------------------------------------------------------------------
EXPENSE RATIO. The percentage of a fund's average net assets used to pay its annual administrative and advisory expenses. These expenses directly reduce returns to investors.
--------------------------------------------------------------------------------
FOREIGN HOLDINGS. The percentage of a fund's equity assets represented by stocks or American Depositary Receipts of companies based outside the United States.
--------------------------------------------------------------------------------
MEDIAN MARKET CAP. An indicator of the size of companies in which a fund invests; the midpoint of market capitalization (market price x shares outstanding) of a fund's stocks, weighted by the proportion of the fund's assets invested in each stock. Stocks representing half of the fund's assets have market capitalizations above the median, and the rest are below it.
--------------------------------------------------------------------------------
PRICE/BOOK RATIO. The share price of a stock divided by its net worth, or book value, per share. For a fund, the weighted average price/book ratio of the stocks it holds.
--------------------------------------------------------------------------------
PRICE/EARNINGS RATIO. The ratio of a stock's current price to its per-share earnings over the past year. For a fund, the weighted average P/E of the stocks it holds. P/E is an indicator of market expectations about corporate prospects; the higher the P/E, the greater the expectations for a company's future growth.
--------------------------------------------------------------------------------
R-SQUARED. A measure of how much of a fund's past returns can be explained by the returns from the market in general, as measured by the fund's "best fit" index benchmark and by an overall market index. If a fund's total returns were precisely synchronized with an index's returns, its R-squared would be 1.00. If the fund's returns bore no relationship to the index's returns, its R-squared would be 0.
--------------------------------------------------------------------------------
RETURN ON EQUITY. The annual average rate of return generated by a company during the past five years for each dollar of shareholder's equity (net income divided by shareholder's equity). For a fund, the weighted average return on equity for the companies whose stocks it holds.
--------------------------------------------------------------------------------
TURNOVER RATE. An indication of the fund's trading activity. Funds with high turnover rates incur higher transaction costs and are more likely to distribute capital gains (which are taxable to investors).
--------------------------------------------------------------------------------
YIELD. A snapshot of a fund's income from interest and dividends. The yield, expressed as a percentage of the fund's net asset value, is based on income earned over the past 30 days and is annualized, or projected forward for the coming year. The index yield is based on the current annualized rate of dividends paid on stocks in the index.
--------------------------------------------------------------------------------

PERFORMANCE SUMMARY                                       AS OF OCTOBER 31, 2001
   FOR WINDSOR FUND

All of the data on this page represent past performance, which cannot be used to predict future returns that may be achieved by the fund. Note, too, that both share price and return can fluctuate widely. An investor's shares, when redeemed, could be worth more or less than their original cost.

--------------------------------------------------------------------------------------------------
CUMULATIVE PERFORMANCE October 31, 1991-October 31, 2001

[MOUNTAIN CHART, SCALE $8,000 TO $48,000]

                                    AVERAGE
                      WINDSOR     MULTI-CAP  RUSSELL 1000      WILSHIRE       S&P 500
        QUARTER          FUND   VALUE FUND*   VALUE INDEX    5000 INDEX         INDEX
--------------------------------------------------------------------------------------------------
         199110         10000         10000         10000         10000         10000
         199201         10341         10560         10298         10653         10495
         199204         10948         10756         10845         10673         10730
         199207         11328         10961         11249         10945         11057
         199210         10930         10983         11067         10974         10996
         199301         12441         11821         12042         11775         11606
         199304         12765         12034         12669         11792         11722
         199307         13403         12415         13356         12216         12022
         199310         14022         13128         13851         12925         12639
         199401         14915         13662         14346         13352         13100
         199404         13915         13002         13596         12581         12345
         199407         14717         13200         13840         12731         12642
         199410         14911         13608         13957         13249         13127
         199501         14314         13373         13965         13215         13170
         199504         15797         14570         15304         14454         14501
         199507         17611         15954         16727         16055         15943
         199510         17566         16395         17402         16661         16598
         199601         18794         17786         19327         18124         18262
         199604         19989         18574         19881         19103         18883
         199607         19470         17942         19384         18414         18585
         199610         21635         19778         21533         20294         20598
         199701         24514         21746         23905         22540         23072
         199704         24570         21642         24366         22472         23629
         199707         28749         25686         28849         27105         28274
         199710         27483         25474         28678         26705         27212
         199801         28137         26233         30384         28242         29281
         199804         32332         29163         34643         32192         33332
         199807         29454         27644         33957         31723         33727
         199810         27268         26697         32930         30655         33196
         199901         28309         28793         35922         35945         38794
         199904         33267         30519         39524         37704         40606
         199907         32373         30679         39047         37544         40541
         199910         31016         29825         38372         38525         41717
         200001         29537         29283         37009         41061         42808
         200004         31833         30421         37992         42157         44719
         200007         32003         30338         37096         41613         44179
         200010         34614         33088         40489         41648         44259
         200101         38162         34337         41097         39616         42422
         200104         38714         33296         40433         36200         38918
         200107         38812         33390         40337         35353         37849
         200110         34486         30276         35686         30999         33236


                                           AVERAGE ANNUAL TOTAL RETURNS
                                          PERIODS ENDED OCTOBER 31, 2001
                                         --------------------------------         FINAL VALUE
                                          ONE          FIVE           TEN        OF A $10,000
                                         YEAR         YEARS         YEARS          INVESTMENT
---------------------------------------------------------------------------------------------
Windsor Fund                           -0.37%         9.77%        13.18%             $34,486
Average Multi-Cap Value Fund*          -8.50          8.89         11.71               30,276
Russell 1000 Value Index              -11.86         10.63         13.57               35,686
Wilshire 5000 Index                   -25.57          8.84         11.98               30,999
S&P 500 Index                         -24.90         10.04         12.76               33,236
---------------------------------------------------------------------------------------------

--------------------------------------------------------------
TOTAL INVESTMENT RETURNS (%) October 31, 1991-October 31, 2001

[BAR CHART, SCALE -20% TO 40%]

                                    RUSSELL 2000
      TOTAL RETURN      WINDSOR     GROWTH INDEX
--------------------------------------------------------------
           1992           9.3          10.7
           1993          28.3          25.2
           1994           6.3           0.8
           1995          17.8          24.7
           1996          23.2          23.7
           1997            27          33.2
           1998          -0.8          14.8
           1999          13.7          16.5
           2000          11.6           5.5
           2001          -0.4         -11.9
--------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------
AVERAGE ANNUAL TOTAL RETURNS FOR PERIODS ENDED SEPTEMBER 30, 2001

This table presents average annual total returns through the latest calendar quarter--rather than through the end of the fiscal year. Securities and Exchange Commission rules require that we provide this information.

                                                                                         TEN YEARS
                                                        ONE       FIVE    ------------------------------------
                                   INCEPTION DATE      YEAR      YEARS       CAPITAL       INCOME       TOTAL
--------------------------------------------------------------------------------------------------------------
Windsor Fund                           10/23/1958     0.28%     10.36%        10.38%        2.74%      13.12%
--------------------------------------------------------------------------------------------------------------

*Derived from data provided by Lipper Inc.
Note: See Financial Highlights table on page 19 for dividend and capital gains information for the past five years.

YOUR FUND'S AFTER-TAX RETURNS

This table presents returns for your fund both before and after taxes. The after-tax returns are shown in two ways: (1) assuming that an investor owned the fund during the entire period and paid taxes on the fund's distributions, and
(2) assuming that an investor paid taxes on the fund's distributions and sold all shares at the end of each period.
     Calculations are based on the highest individual federal income tax and capital gains tax rates in effect at the times of the distributions and the hypothetical sales. State and local taxes were not considered. (In the example that assumes all fund shares were sold, a negative pre-tax total return translates into a higher after-tax return. This is because the calculation assumes that the investor received a tax deduction for the loss incurred on the sale.)
     Please note that your actual after-tax returns will depend on your tax situation and may differ from those shown. Also note that if you own the fund in a tax-deferred account, such as an individual retirement account or a 401(k) plan, this information does not apply to you. Such accounts are not subject to current taxes.
     Finally, keep in mind that a fund's performance--whether before or after taxes--does not indicate how it will perform in the future.

--------------------------------------------------------------------------------
AVERAGE ANNUAL TOTAL RETURNS
                                                PERIODS ENDED OCTOBER 31, 2001
                                              ONE YEAR   FIVE YEARS    TEN YEARS
                                             -----------------------------------
WINDSOR FUND
  Returns Before Taxes                          -0.37%        9.77%       13.18%
  Returns After Taxes on Distributions          -3.24         6.22         9.67
  Returns After Taxes on
    Distributions and Sale of Fund Shares        1.92         6.85         9.60
--------------------------------------------------------------------------------
12

FINANCIAL STATEMENTS
OCTOBER 31, 2001

STATEMENT OF NET ASSETS
This Statement provides a detailed list of the fund's holdings, including each security's market value on the last day of the reporting period. Securities are grouped and subtotaled by asset type (common stocks, bonds, etc.) and by industry sector. Other assets are added to, and liabilities are subtracted from, the value of Total Investments to calculate the fund's Net Assets. Finally, Net Assets are divided by the outstanding shares of the fund to arrive at its share price, or Net Asset Value (NAV) Per Share.
     At the end of the Statement of Net Assets, you will find a table displaying the composition of the fund's net assets. Because all income and any realized gains must be distributed to shareholders each year, the bulk of net assets consists of Paid-in Capital (money invested by shareholders). The amounts shown for Undistributed Net Investment Income and Accumulated Net Realized Gains usually approximate the sums the fund had available to distribute to shareholders as income dividends or capital gains as of the statement date, but may differ because certain investments or transactions may be treated differently for financial statement and tax purposes. Any Accumulated Net Realized Losses, and any cumulative excess of distributions over net income or net realized gains, will appear as negative balances. Unrealized Appreciation (Depreciation) is the difference between the market value of the fund's investments and their cost, and reflects the gains (losses) that would be realized if the fund were to sell all of its investments at their statement-date values.

--------------------------------------------------------------------------------
                                                                          MARKET
                                                                          VALUE*
WINDSOR FUND                                             SHARES            (000)
--------------------------------------------------------------------------------
COMMON STOCKS (97.1%)(1)
--------------------------------------------------------------------------------
AUTO & TRANSPORTATION (4.6%)
    Canadian National Railway Co.                     5,692,100      $  225,407
*   Compagnie Generale des
      Etablissements Michelin Class B                 3,000,586          92,778
*(2)Continental Airlines, Inc. Class B                4,964,700          86,833
    Union Pacific Corp.                               1,072,300          55,770
    Genuine Parts Co.                                 1,712,900          55,669
    CSX Corp.                                         1,619,900          54,591
    Burlington Northern Santa Fe Corp.                1,949,000          52,370
    Norfolk Southern Corp.                            2,743,600          45,955
*   Northwest Airlines Corp. Class A                  1,829,200          23,487
    The Goodyear Tire & Rubber Co.                    1,162,000          21,648
    Dana Corp.                                        1,550,200          16,665
*(2)America West Holdings Corp. Class B               1,729,100           3,441
                                                                      ---------
                                                                        734,614
                                                                      ---------
CONSUMER DISCRETIONARY (11.7%)
(2) TJX Cos., Inc.                                   15,060,000         509,028
(2) Ross Stores, Inc.                                 8,205,000         256,817
*   Staples, Inc.                                    16,927,800         246,807
*(2)Republic Services, Inc. Class A                  10,574,800         173,215
*(2)KPMG Consulting Inc.                              8,262,900         101,799
*   AOL Time Warner Inc.                              3,013,400          94,048
    May Department Stores Co.                         1,780,400          55,994
    Newell Rubbermaid, Inc.                           1,951,800          53,948
*   Jones Apparel Group, Inc.                         1,713,400          47,290
    Leggett & Platt, Inc.                             2,013,600          43,635
    Gannett Co., Inc.                                   600,000          37,920
    Whirlpool Corp.                                     629,800          37,171
*   Federated Department Stores, Inc.                 1,100,300          35,199
    VF Corp.                                            994,300          33,031
    Sears, Roebuck & Co.                                841,800          32,637
*   Accenture Ltd.                                    1,601,400          28,137
    Liz Claiborne, Inc.                                 538,500          24,502
    Dollar General Corp.                              1,400,000          20,006
    Wendy's International, Inc.                         669,600          17,610
                                                                       ---------
                                                                      1,848,794
                                                                       ---------
CONSUMER STAPLES (1.6%)
    Philip Morris Cos., Inc.                          1,902,900          89,056
    ConAgra Foods, Inc.                               2,395,800          54,864
    Coca-Cola Enterprises, Inc.                       2,076,100          38,096
    Procter & Gamble Co.                                317,000          23,388
    SuperValu Inc.                                      942,100          20,104
    Tyson Foods, Inc.                                 1,911,500          18,714
*   Safeway, Inc.                                       130,500           5,435
                                                                       ---------
                                                                        249,657
                                                                       ---------
FINANCIAL SERVICES (24.7%)
    Citigroup, Inc.                                  20,240,246         921,336
    Washington Mutual, Inc.                          14,151,546         427,235

--------------------------------------------------------------------------------
                                                                         MARKET
                                                                         VALUE*
WINDSOR FUND                                             SHARES           (000)
--------------------------------------------------------------------------------
    CIGNA Corp.                                       4,262,500         310,736
    Golden West Financial Corp.                       4,201,000         204,169
    The Hartford Financial Services Group Inc.        2,863,400         154,624
(2) Dime Bancorp, Inc.                                4,271,300         144,712
    UnionBanCal Corp.                                 4,313,000         144,011
    Bank of America Corp.                             2,313,500         136,473
    U.S. Bancorp                                      6,288,821         111,815
    Ace, Ltd.                                         3,092,000         108,993
(2) Liberty Property Trust REIT                       3,924,100         105,166
(2) Metris Cos., Inc.                                 6,461,400         104,739
    FleetBoston Financial Corp.                       2,700,704          88,745
    RenaissanceRe Holdings Ltd.                         880,500          84,951
    PartnerRe Ltd.                                    1,622,700          75,456
    Bank One Corp.                                    2,220,900          73,712
    The Chubb Corp.                                     907,500          61,982
    Fannie Mae                                          730,700          59,157
    National City Corp.                               2,185,700          57,702
    Charter One Financial                             2,065,077          56,273
    Wachovia Corp.                                    1,944,300          55,607
    XL Capital Ltd. Class A                             640,000          55,590
    MBIA, Inc.                                        1,205,700          55,535
(2) IPC Holdings Ltd.                                 2,006,000          54,363
    St. Paul Cos., Inc.                               1,105,300          50,733
    Torchmark Corp.                                   1,182,800          43,799
    Regions Financial Corp.                           1,393,450          37,498
    Freddie Mac                                         500,000          33,910
    Equity Office Properties Trust REIT                 700,000          19,950
    The PMI Group Inc.                                  317,500          17,605
    J.P. Morgan Chase & Co.                             415,800          14,703
    Wells Fargo Co.                                     310,000          12,245
    Morgan Stanley Dean Witter & Co.                     76,400           3,737
*   Dime Bancorp Inc. Litigation
      Tracking Warrants                               7,771,300           1,632
                                                                      ----------
                                                                      3,888,894
                                                                      ----------
HEALTH CARE (6.9%)
    Pharmacia Corp.                                  10,613,904         430,075
*(2)Health Net Inc.                                  10,798,560         237,028
    Schering-Plough Corp.                             4,286,000         159,353
*   Oxford Health Plan                                4,200,000          98,952
    Aventis SA ADR                                      894,350          65,422
    Pfizer, Inc.                                        935,000          39,177
*   Aetna Inc.                                          974,800          26,943
    Merck & Co., Inc.                                   303,000          19,334
    Aventis SA Class A                                   99,671           7,339
*   Pacificare Health Systems, Inc.                     201,400           3,335
                                                                      ----------
                                                                      1,086,958
                                                                      ----------
INTEGRATED OILS (5.3%)
    Petroleo Brasileiro ADR                           9,722,000         194,440
    Exxon Mobil Corp.                                 4,459,008         175,908
    USX-Marathon Group                                2,647,700          73,050
    ChevronTexaco                                       816,739          72,322
    Occidental Petroleum Corp.                        2,623,200          66,419
    Petrol Brasil ADR                                 3,436,300          65,977
    Phillips Petroleum Co.                            1,105,400          60,145
    Petro Canada                                      2,004,700          51,461
*   Conoco Inc.                                       1,831,300          47,064
    Amerada Hess Corp.                                  666,700          39,169
                                                                       ---------
                                                                        845,955
                                                                       ---------

OTHER ENERGY (2.4%)
    Anadarko Petroleum Corp.                          1,528,001          87,172
    Santa Fe International Corp.                      3,194,600          77,757
    Transocean Sedco Forex Inc.                       2,150,000          64,823
    Devon Energy Corp.                                1,383,426          52,985
    Ultramar Diamond Shamrock Corp.                     825,900          41,336
    Valero Energy Corp.                                 951,300          35,769
    PanCanadian Energy Corp.                            650,000          18,108
                                                                       ---------
                                                                        377,950
                                                                       ---------

MATERIALS & PROCESSING (16.0%)
    Alcoa Inc.                                       21,855,468         705,276
    Air Products & Chemicals, Inc.                    7,494,700         300,088
(2) Engelhard Corp.                                  11,454,200         299,871
    Rohm & Haas Co.                                   4,305,400         139,796
    Jefferson Smurfit Group PLC ADR                   6,918,641         135,605
    Abitibi-Consolidated, Inc.                       15,176,789          93,186
    Lafarge North America Inc.                        2,587,700          91,734
*   Packaging Corp. of America                        5,173,200          91,566
    Pechiney SA ADR A                                 2,861,128          65,234
    Dow Chemical Co.                                  1,854,900          61,675
    International Paper Co.                           1,597,281          57,183
    Willamette Industries, Inc.                       1,162,000          54,440
    Praxair, Inc.                                     1,108,200          52,285
    Monsanto Co.                                      1,561,100          48,862
    Sonoco Products Co.                               1,942,300          45,586
    Sherwin-Williams Co.                              1,543,300          37,595
*   Smurfit-Stone Container Corp.                     2,487,800          36,844
    The Mead Corp.                                    1,185,000          31,805
    Cabot Corp.                                         771,300          25,839
    Ashland, Inc.                                       607,000          24,438
    Temple-Inland Inc.                                  467,800          23,385
    Eastman Chemical Co.                                600,500          20,603
*   Phosphate Resources Partners LP                   4,018,800          19,491
    AK Steel Corp.                                    1,735,452          15,793
    Boise Cascade Corp.                                 473,900          13,535
*(2)Kaiser Aluminum Corp.                             6,048,434          10,887
*   Owens-Illinois, Inc.                              1,303,800           7,953
    Crown Cork & Seal Co., Inc.                       1,398,300           2,545
*   Burlington Industries, Inc.                       2,383,700           1,478
                                                                       ---------
                                                                      2,514,578
                                                                       ---------
PRODUCER DURABLES (3.4%)
*(2)Toll Brothers, Inc.                               3,644,166         113,552
*(2)Axcelis Technologies, Inc.                        6,953,089          91,155

--------------------------------------------------------------------------------
                                                                         MARKET
                                                                         VALUE*
WINDSOR FUND                                             SHARES           (000)
--------------------------------------------------------------------------------
 (2)KB HOME                                           2,991,300          88,393
*   Teradyne, Inc.                                    2,800,000          64,540
 (2)MDC Holdings, Inc.                                2,098,530          55,968
*(2)Beazer Homes USA, Inc.                              860,464          39,297
    Goodrich Corp.                                      960,900          20,515
*   Varian Semiconductor Equipment Associates, Inc.     601,300          18,063
    Centex Corp.                                        464,900          17,787
*   Novellus Systems, Inc.                              482,500          15,937
    Thomas & Betts Corp.                                648,600          11,779
    CNH Global NV                                       858,500           4,567
                                                                       ---------
                                                                        541,553
                                                                       ---------

TECHNOLOGY (6.8%)
    International Business Machines Corp.             3,792,500         409,855
*(2)Arrow Electronics, Inc.                          10,575,900         258,581
*   Dell Computer Corp.                               5,016,900         120,305
    Avnet, Inc.                                       4,571,600          94,312
*(2)General Semiconductor, Inc.                       3,768,600          39,947
*   Solectron Corp.                                   2,744,400          33,756
*   Quantum Corp.-DLT & Storage Systems               2,773,000          23,376
*   Unisys Corp.                                      2,500,500          22,329
*   Adaptec, Inc.                                     1,658,700          19,987
*   Ingram Micro, Inc. Class A                        1,470,500          18,822
*   Tellabs, Inc.                                     1,090,000          14,879
*   Agere Systems Inc.                                2,282,300          10,499
                                                                      ----------
                                                                      1,066,648
                                                                      ----------

UTILITIES (10.9%)
*   WorldCom Inc.- WorldCom Group                    38,254,289         514,520
*(2)Adelphia Communications Corp. Class A             9,887,100         218,802
*   Cox Communications, Inc. Class A                  5,709,300         218,666
*   Comcast Corp.- Special Class A                    3,458,300         123,945
    Verizon Communications                            2,195,442         109,355
    SBC Communications Inc.                           2,092,720          79,754
    Xcel Energy, Inc.                                 2,116,215          59,847
    Consolidated Edison Inc.                          1,376,000          54,338
    Ameren Corp.                                      1,272,300          51,019
    American Electric Power Co., Inc.                 1,213,400          50,841
*(2)McLeodUSA, Inc. Class A                          62,000,000          46,500
*   Mediacom Communications Corp.                     3,371,000          45,239
*   AT&T Wireless Services Inc.                       2,806,068          40,520
    Cinergy Corp.                                     1,334,900          40,287
*   Comcast Corp. Class A                               789,700          28,169
    BellSouth Corp.                                     388,400          14,371
    WorldCom, Inc.-MCI Group                          1,024,773          12,144
    AT&T Corp.                                          262,700           4,006
                                                                      ----------
                                                                      1,712,323
                                                                      ----------
OTHER (2.0%)
(2) Eaton Corp.                                       4,026,800         263,514
    Georgia Pacific Group                             1,939,371          53,837
                                                                        --------
                                                                        317,351
                                                                        --------
--------------------------------------------------------------------------------
MISCELLANEOUS (0.8%)                                                    124,272
--------------------------------------------------------------------------------
TOTAL COMMON STOCKS
  (Cost $14,574,085)                                                 15,309,547
--------------------------------------------------------------------------------
TEMPORARY INVESTMENTS (3.1%)(1)
--------------------------------------------------------------------------------
Vanguard Index Participation
   Equity Receipts-
   Total Stock Market                                 2,327,000         225,486

                                                    FACE AMOUNT
                                                          (000)
                                                    -----------
FEDERAL HOME LOAN BANK
(3) 2.30%, 1/9/2002                                    $ 22,000          21,913
REPURCHASE AGREEMENTS
Collateralized by U.S. Government
  Obligations in a Pooled
  Cash Account
  2.60%, 11/1/2001                                      230,182         230,182
  2.60%, 11/1/2001--Note G                                5,603           5,603
--------------------------------------------------------------------------------
TOTAL TEMPORARY INVESTMENTS
  (Cost $485,251)                                                       483,184
--------------------------------------------------------------------------------
TOTAL INVESTMENTS (100.2%)
  (Cost $15,059,336)                                                 15,792,731
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                                                         MARKET
                                                                         VALUE*
WINDSOR FUND                                                              (000)
--------------------------------------------------------------------------------
OTHER ASSETS AND LIABILITIES (-0.2%)
--------------------------------------------------------------------------------
Other Assets--Note C                                                   $ 50,595
Liabilities--Note G                                                     (82,264)
                                                                        --------
                                                                        (31,669)
                                                                        --------
--------------------------------------------------------------------------------
NET ASSETS (100%)
--------------------------------------------------------------------------------
Applicable to 1,104,454,929 outstanding $.001
  par value shares of beneficial interest
  (unlimited authorization)                                         $15,761,062
================================================================================

NET ASSET VALUE PER SHARE                                                $14.27
================================================================================
*See Note A in Notes to Financial Statements.
*Non-income-producing security.
(1)The fund invests a portion of its cash reserves in equity markets through the use of index futures contracts and exchange-traded funds. After giving effect to these investments, the fund's effective common stock and temporary cash investment positions represent 99.6% and 0.6%, respectively, of net assets. See Note F in Notes to Financial Statements.
(2)Considered an affiliated company as the fund owns more than 5% of the outstanding voting securities of such company. The total market value of investments in affiliated companies was $3,304,000.
(3)Security segregated as initial margin for open futures contracts.
ADR--American Depositary Receipt.
REIT--Real Estate Investment Trust.

--------------------------------------------------------------------------------
                                                         AMOUNT             PER
                                                          (000)           SHARE
--------------------------------------------------------------------------------
AT OCTOBER 31, 2001, NET ASSETS CONSISTED OF:
--------------------------------------------------------------------------------
Paid-in Capital--Note E                             $14,629,160          $13.25
Undistributed Net Investment Income                      55,160             .05
Accumulated Net Realized Gains--Note E                  342,729             .31
Unrealized Appreciation--Note F
  Investment Securities                                 733,395             .66
  Futures Contracts                                         618              --
--------------------------------------------------------------------------------
NET ASSETS                                          $15,761,062          $14.27
================================================================================

STATEMENT OF OPERATIONS
This Statement shows the types of income earned by the fund during the reporting period, and details the operating expenses charged to the fund. These expenses directly reduce the amount of investment income available to pay to shareholders as income dividends. This Statement also shows any Net Gain (Loss) realized on the sale of investments, and the increase or decrease in the Unrealized Appreciation (Depreciation) of investments during the period.

--------------------------------------------------------------------------------
                                                                    WINDSOR FUND
                                                     YEAR ENDED OCTOBER 31, 2001
                                                                           (000)
--------------------------------------------------------------------------------
INVESTMENT INCOME
INCOME
  Dividends*                                                          $ 269,962
  Interest                                                               24,143
  Security Lending                                                        1,897
--------------------------------------------------------------------------------
    Total Income                                                        296,002
--------------------------------------------------------------------------------
EXPENSES
  Investment Advisory Fees--Note B
    Basic Fee                                                            22,210
    Performance Adjustment                                                5,609
  The Vanguard Group--Note C
    Management and Administrative                                        38,816
    Marketing and Distribution                                            1,744
  Custodian Fees                                                            173
  Auditing Fees                                                              12
  Shareholders'                                                     Reports 204
  Trustees' Fees and Expenses                                                25
--------------------------------------------------------------------------------
    Total Expenses                                                       68,793
    Expenses Paid Indirectly--Note D                                     (2,877)
--------------------------------------------------------------------------------
    Net Expenses                                                         65,916
--------------------------------------------------------------------------------
NET INVESTMENT INCOME                                                   230,086
--------------------------------------------------------------------------------
REALIZED NET GAIN (LOSS)
Investment Securities Sold*                                             547,670
Futures Contracts                                                      (158,459)
--------------------------------------------------------------------------------
REALIZED NET GAIN (LOSS)                                                389,211
--------------------------------------------------------------------------------
CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION)
  Investment Securities                                                (724,120)
  Futures Contracts                                                      10,087
--------------------------------------------------------------------------------
CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION)                       (714,033)
--------------------------------------------------------------------------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS       $ (94,736)
================================================================================
*Dividend income and realized net gain (loss) from affiliated companies were $33,200,000 and $209,368,000, respectively.

STATEMENT OF CHANGES IN NET ASSETS
This Statement shows how the fund's total net assets changed during the two most recent reporting periods. The Operations section summarizes information detailed in the Statement of Operations. The amounts shown as Distributions to shareholders from the fund's net income and capital gains may not match the amounts shown in the Operations section, because distributions are determined on a tax basis and may be made in a period different from the one in which the income was earned or the gains were realized on the financial statements. The Capital Share Transactions section shows the amount shareholders invested in the fund, either by purchasing shares or by reinvesting distributions, as well as the amounts redeemed. The corresponding numbers of Shares Issued and Redeemed are shown at the end of the Statement.

--------------------------------------------------------------------------------
                                                              WINDSOR FUND
                                                         YEAR ENDED OCTOBER 31,
                                                      --------------------------
                                                             2001          2000
                                                            (000)         (000)
--------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS
  Net Investment Income                                   230,086       274,144
  Realized Net Gain (Loss)                                389,211     2,013,794
  Change in Unrealized Appreciation (Depreciation)       (714,033)     (621,341)
--------------------------------------------------------------------------------
    Net Increase (Decrease) in
      Net Assets Resulting from Operations                (94,736)    1,666,597
--------------------------------------------------------------------------------
DISTRIBUTIONS
  Net Investment Income                                  (255,334)     (287,257)
  Realized Capital Gain                                (1,780,680)   (1,869,353)
--------------------------------------------------------------------------------
    Total Distributions                                (2,036,014)   (2,156,610)
--------------------------------------------------------------------------------
CAPITAL SHARE TRANSACTIONS1
  Issued                                                1,852,074       932,126
  Issued in Lieu of Cash Distributions                  1,910,548     2,025,871
  Redeemed                                             (1,805,595)  (3,356,921)
--------------------------------------------------------------------------------
    Net Increase (Decrease) from
      Capital Share Transactions                        1,957,027      (398,924)
--------------------------------------------------------------------------------
  Total Increase (Decrease)                              (173,723)     (888,937)
--------------------------------------------------------------------------------
NET ASSETS
  Beginning of Period                                  15,934,785    16,823,722
--------------------------------------------------------------------------------
End of Period                                         $15,761,062   $15,934,785
================================================================================

1Shares Issued (Redeemed)
  Issued                                                  118,941        61,020
  Issued in Lieu of Cash Distributions                    133,500       135,718
  Redeemed                                               (117,276)     (222,437)
--------------------------------------------------------------------------------
    Net Increase (Decrease) in Shares Outstanding         135,165       (25,699)
================================================================================

FINANCIAL HIGHLIGHTS
This table summarizes the fund's investment results and distributions to shareholders on a per-share basis. It also presents the Total Return and shows net investment income and expenses as percentages of average net assets. These data will help you assess: the variability of the fund's net income and total returns from year to year; the relative contributions of net income and capital gains to the fund's total return; how much it costs to operate the fund; and the extent to which the fund tends to distribute capital gains. The table also shows the Portfolio Turnover Rate, a measure of trading activity. A turnover rate of 100% means that the average security is held in the fund for one year.

--------------------------------------------------------------------------------------------------------------------
                                                                                        WINDSOR FUND
                                                                                    YEAR ENDED OCTOBER 31,
                                                                ----------------------------------------------------
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD                            2001     2000     1999     1998      1997
--------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                                    $16.44   $16.91   $16.34   $19.55    $16.99
--------------------------------------------------------------------------------------------------------------------
INVESTMENT OPERATIONS
  Net Investment Income                                                    .22      .28      .27      .23       .36
  Net Realized and Unrealized Gain (Loss) on Investments                  (.29)    1.44     1.77     (.32)     3.94
--------------------------------------------------------------------------------------------------------------------
    Total from Investment Operations                                      (.07)    1.72     2.04     (.09)     4.30
--------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS
  Dividends from Net Investment Income                                    (.25)    (.29)    (.24)    (.24)     (.41)
  Distributions from Realized Capital Gains                              (1.85)   (1.90)   (1.23)   (2.88)    (1.33)
--------------------------------------------------------------------------------------------------------------------
    Total Distributions                                                  (2.10)   (2.19)   (1.47)   (3.12)     1.74)
--------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                                          $14.27   $16.44   $16.91   $16.34    $19.55
====================================================================================================================

TOTAL RETURN                                                            -0.37%   11.60%   13.74%   -0.78%    27.04%
====================================================================================================================

RATIOS/SUPPLEMENTAL DATA
  Net Assets, End of Period (Millions)                                 $15,761  $15,935  $16,824  $18,355   $20,678
  Ratio of Total Expenses to Average Net Assets                          0.41%    0.31%    0.28%    0.27%     0.27%
  Ratio of Net Investment Income to Average Net Assets                   1.37%    1.75%    1.56%    1.31%     1.89%
  Portfolio Turnover Rate                                                  33%      41%      56%      48%       61%
====================================================================================================================

NOTES TO FINANCIAL STATEMENTS

Vanguard Windsor Fund is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund.

A. The following significant accounting policies conform to generally accepted accounting principles for U.S. mutual funds. The fund consistently follows such policies in preparing its financial statements.
     1. SECURITY VALUATION: Equity securities are valued at the latest quoted sales prices as of the close of trading on the New York Stock Exchange (generally 4:00 p.m. Eastern time) on the valuation date; such securities not traded on the valuation date are valued at the mean of the latest quoted bid and asked prices. Prices are taken from the primary market in which each security trades. Temporary cash investments acquired over 60 days to maturity are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services. Other temporary cash investments are valued at amortized cost, which approximates market value. Securities for which market quotations are not readily available are valued by methods deemed by the board of trustees to represent fair value.
     2. FEDERAL INCOME TAXES: The fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Accordingly, no provision for federal income taxes is required in the financial statements.
     3. REPURCHASE AGREEMENTS: The fund, along with other members of The Vanguard Group, transfers uninvested cash balances to a pooled cash account, which is invested in repurchase agreements secured by U.S. government securities. Securities pledged as collateral for repurchase agreements are held by a custodian bank until the agreements mature. Each agreement requires that the market value of the collateral be sufficient to cover payments of interest and principal; however, in the event of default or bankruptcy by the other party to the agreement, retention of the collateral may be subject to legal proceedings.
     4. FUTURES CONTRACTS: The fund uses S&P 500 Index and S&P MidCap 400 Index futures contracts to a limited extent, with the objective of maintaining full exposure to the stock market while maintaining liquidity. The fund may purchase or sell futures contracts to achieve a desired level of investment, whether to accommodate portfolio turnover or cash flows from capital share transactions. The primary risks associated with the use of futures contracts are imperfect correlation between changes in market values of stocks held by the fund and the prices of futures contracts, and the possibility of an illiquid market.
     Futures contracts are valued at their quoted daily settlement prices. The aggregate principal amounts of the contracts are not recorded in the financial statements. Fluctuations in the value of the contracts are recorded in the Statement of Net Assets as an asset (liability) and in the Statement of Operations as unrealized appreciation (depreciation) until the contracts are closed, when they are recorded as realized futures gains (losses).
     5. DISTRIBUTIONS: Distributions to shareholders are recorded on the ex-dividend date. Distributions are determined on a tax basis and may differ from net investment income and realized capital gains for financial reporting purposes.
     6. OTHER: Dividend income is recorded on the ex-dividend date. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.

B. Wellington Management Company, llp, and Sanford C. Bernstein & Co., LLC, provide investment advisory services to the fund for fees calculated at an annual percentage rate of average net assets. The basic fee of Wellington Management Company, llp, is subject to quarterly adjustments based on performance for the preceding three years relative to the S&P 500 Index. The basic fee of Sanford C. Bernstein & Co., LLC, is subject to quarterly adjustments based on performance relative to the Russell 1000 Value Index. For the year ended October 31, 2001, the aggregate investment advisory fee represented an effective annual basic rate of 0.13% of the fund's average net assets before an increase of $5,609,000 (0.03%) based on performance.
     The Vanguard Group manages the cash reserves of the fund on an at-cost basis.

C. The Vanguard Group furnishes at cost corporate management, administrative, marketing, and distribution services. The costs of such services are allocated to the fund under methods approved by the board of trustees. The fund has committed to provide up to 0.40% of its net assets in capital contributions to Vanguard. At October 31, 2001, the fund had contributed capital of $3,097,000 to Vanguard (included in Other Assets), representing 0.02% of net assets and 3.10% of Vanguard's capitalization. The fund's trustees and officers are also directors and officers of Vanguard.

D. The fund has asked its investment advisers to direct certain security trades, subject to obtaining the best price and execution, to brokers who have agreed to rebate to the fund part of the commissions generated. Such rebates are used solely to reduce the fund's management and administrative expenses. The fund's custodian bank has also agreed to reduce its fees when the fund maintains cash on deposit in the non-interest-bearing custody account. For the year ended October 31, 2001, directed brokerage and custodian fee offset arrangements reduced expenses by $2,852,000 and $25,000, respectively. The total expense reduction represented an effective annual rate of 0.02% of the fund's average net assets.

E. During the year ended October 31, 2001, the fund purchased $5,442,747,000 of investment securities and sold $5,296,528,000 of investment securities, other than temporary cash investments.
     The fund used a tax accounting practice to treat a portion of the price of capital shares redeemed during the year as distributions from realized capital gains. Accordingly, the fund has reclassified $47,796,000 from accumulated net realized gains to paid-in capital.

F. At October 31, 2001, net unrealized appreciation of investment securities for financial reporting and federal income tax purposes was $733,395,000, consisting of unrealized gains of $2,869,179,000 on securities that had risen in value since their purchase and $2,135,784,000 in unrealized losses on securities that had fallen in value since their purchase.
     At October 31, 2001, the aggregate settlement value of open futures contracts expiring in December 2001 and the related unrealized appreciation (depreciation) were:

--------------------------------------------------------------------------------
                                                               (000)
                                               ---------------------------------
                                                AGGREGATE             UNREALIZED
                             NUMBER OF         SETTLEMENT           APPRECIATION
FUTURES CONTRACTS       LONG CONTRACTS              VALUE         (DEPRECIATION)
--------------------------------------------------------------------------------
S&P 500 Index                      428           $113,495               $ 2,581
S&P MidCap 400 Index               189             42,653                (1,963)
--------------------------------------------------------------------------------

Unrealized appreciation (depreciation) on open futures contracts is required to be treated as realized gain (loss) for tax purposes.

G. The market value of securities on loan to broker/dealers at October 31, 2001, was $3,748,000, for which the fund held cash collateral of $5,603,000. The fund invests cash collateral received in repurchase agreements, and records a liability for the return of the collateral, during the period the securities are on loan.

REPORT OF INDEPENDENT ACCOUNTANTS

To the Shareholders and Trustees of Vanguard Windsor Fund:

In our opinion, the accompanying statement of net assets and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Vanguard Windsor Fund (the "Fund") at October 31, 2001, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 2001 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Philadelphia, Pennsylvania

December 3, 2001

--------------------------------------------------------------------------------
SPECIAL 2001 TAX INFORMATION
  (UNAUDITED) FOR VANGUARD PRIMECAP FUND

This information for the fiscal period ended October 31, 2001, is included pursuant to provisions of the Internal Revenue Code.
     The fund distributed $1,812,924,000 as capital gain dividends (from net long-term capital gains) to shareholders during the fiscal period, all of which is designated as a 20% rate gain distribution.
     For corporate shareholders, 60.0% of investment income (dividend income plus short-term gains, if any) qualifies for the dividends-received deduction.
--------------------------------------------------------------------------------

ADVANTAGES OF VANGUARD.COM

Why wait for the mail? You can get fund reports like this one sooner--and reduce the amount of mail you receive from us. Simply choose to view your fund reports online.

     Consider the benefits of using Vanguard.com. On our website, you can:

*    Choose to receive all fund reports, as well as prospectuses, online.

* Request a courtesy e-mail to notify you when a new fund report or prospectus is available.

     When you receive fund reports and prospectuses online, you lower Vanguard's printing and postage costs--and that helps to reduce the expense ratios of your funds. You will continue to receive confirmations of purchases, redemptions, and other account activity by mail.

HOW TO NOTIFY US ABOUT YOUR MAILING PREFERENCES

You can easily tell us to stop mailing your fund reports and prospectuses. Just log on to VANGUARD.COM (or follow the easy steps to register for secure, online access to your accounts) and update your Web profile. Registered users can also view their account values; download records of recent transactions; research and track the performance of individual securities and funds; buy, exchange, and sell fund shares; and much more.

     If you invest directly with us, you can also elect to receive all of your account statements online or to continue the mailing of only your year-end statements, which detail every transaction you make during the year. However, if you invest with us through an employer-sponsored retirement plan or a financial intermediary, some of these options may not be available to you.

     All Vanguard shareholders can choose to receive our electronic newsletters:
ECONOMIC WEEK IN REVIEW, a recap of each week's key economic reports and market activity; and WHAT'S NEW AT VANGUARD, a monthly update on our mutual funds, services, and online resources.

YOUR ONLINE INFORMATION IS SECURE

Vanguard.com uses some of the most secure forms of online communication available, including data encryption and Secure Sockets Layer (SSL) protocol. These technologies provide a high level of security and privacy when you access your account information, initiate online transactions, or send us messages.

THE VANGUARD(R) FAMILY OF FUNDS

STOCK FUNDS
500 Index Fund
Calvert Social Index(TM) Fund
Capital Opportunity Fund
Convertible Securities Fund
Developed Markets Index Fund
Emerging Markets Stock Index Fund
Energy Fund
Equity Income Fund
European Stock Index Fund
Explorer(TM) Fund
Extended Market Index Fund
Global Equity Fund
Growth and Income Fund
Growth Equity Fund
Growth Index Fund
Health Care Fund
Institutional Developed Markets Index Fund
Institutional Index Fund
Institutional Total Stock Market Index Fund
International Growth Fund
International Value Fund
Mid-Cap Index Fund
Morgan(TM) Growth Fund
Pacific Stock Index Fund
Precious Metals Fund
PRIMECAP Fund
REIT Index Fund
Selected Value Fund
Small-Cap Growth Index Fund
Small-Cap Index Fund
Small-Cap Value Index Fund
Strategic Equity Fund
Tax-Managed Capital Appreciation Fund
Tax-Managed Growth and Income Fund
Tax-Managed International Fund
Tax-Managed Small-Cap Fund
Total International Stock Index Fund
Total Stock Market Index Fund
U.S. Growth Fund
U.S. Value Fund
Utilities Income Fund
Value Index Fund
Windsor(TM) Fund
Windsor(TM) II Fund

BALANCED FUNDS
Asset Allocation Fund
Balanced Index Fund
LifeStrategy(R) Conservative Growth Fund
LifeStrategy(R) Growth Fund
LifeStrategy(R) Income Fund
LifeStrategy(R) Moderate Growth Fund
STAR(TM) Fund
Tax-Managed Balanced Fund
Wellesley(R) Income Fund
Wellington(TM) Fund

BOND FUNDS

GNMA Fund
High-Yield Corporate Fund
High-Yield Tax-Exempt Fund
Inflation-Protected Securities Fund
Insured Long-Term Tax-Exempt Fund
Intermediate-Term Bond Index Fund
Intermediate-Term Corporate Fund
Intermediate-Term Tax-Exempt Fund
Intermediate-Term Treasury Fund
Limited-Term Tax-Exempt Fund
Long-Term Bond Index Fund
Long-Term Corporate Fund
Long-Term Tax-Exempt Fund
Long-Term Treasury Fund
Short-Term Bond Index Fund
Short-Term Corporate Fund
Short-Term Federal Fund
Short-Term Tax-Exempt Fund
Short-Term Treasury Fund
State Tax-Exempt Bond Funds (California, Florida, Massachusetts, New Jersey,
  New York, Ohio, Pennsylvania)
Total Bond Market Index Fund

MONEY MARKET FUNDS
Admiral(TM) Treasury Money Market Fund
Federal Money Market Fund
Prime Money Market Fund
State Tax-Exempt Money Market Funds (California, New Jersey, New York, Ohio,
  Pennsylvania)
Tax-Exempt Money Market Fund
Treasury Money Market Fund

VARIABLE ANNUITY PLAN
Balanced Portfolio
Diversified Value Portfolio
Equity Income Portfolio
Equity Index Portfolio
Growth Portfolio
High-Grade Bond Portfolio
High Yield Bond Portfolio
International Portfolio
Mid-Cap Index Portfolio
Money Market Portfolio
REIT Index Portfolio
Short-Term Corporate Portfolio
Small Company Growth Portfolio

For information about Vanguard funds and our variable annuity plan, including charges and expenses, obtain a prospectus from The Vanguard Group, P.O. Box 2600, Valley Forge, PA 19482-2600. Read it carefully before you invest or send money.

--------------------------------------------------------------------------------
THE PEOPLE WHO GOVERN YOUR FUND

The trustees of your mutual fund are there to see that the fund is operated and managed in your best interests since, as a shareholder, you are a part owner of the fund. Your fund trustees also serve on the board of directors of The Vanguard Group, which is owned by the funds and exists solely to provide services to them on an at-cost basis.

     A majority of Vanguard's board members are independent, meaning that they have no affiliation with Vanguard or the funds they oversee, apart from the sizable personal investments they have made as private individuals. They bring distinguished backgrounds in business, academia, and public service to their task of working with Vanguard officers to establish the policies and oversee the activities of the funds.

     Among board members' responsibilities are selecting investment advisers for the funds; monitoring fund operations, performance, and costs; reviewing contracts; nominating and selecting new trustees/ directors; and electing Vanguard officers. The list below provides a brief description of each trustee's professional affiliations. The year in which the trustee joined the Vanguard board is noted in parentheses.

--------------------------------------------------------------------------------
TRUSTEES

JOHN J. BRENNAN (1987) Chairman of the Board, Chief Executive Officer, and Director/Trustee of The Vanguard Group, Inc., and of each of the investment companies in The Vanguard Group.

CHARLES D. ELLIS (2001) Senior Adviser to Greenwich Associates; Successor Trustee of Yale University; Overseer of the Stern School of Business at New York University; Trustee of the Whitehead Institute for Biomedical Research.

JOANN HEFFERNAN HEISEN (1998) Vice President, Chief Information Officer, and a member of the Executive Committee of Johnson & Johnson; Director of The Medical Center at Princeton, and Women's Research and Education Institute.

BRUCE K. MACLAURY (1990) President Emeritus of The Brookings Institution; Director of American Express Bank Ltd., The St. Paul Companies, Inc., and National Steel Corp.

BURTON G. MALKIEL (1977) Chemical Bank Chairman's Professor of Economics, Princeton University; Director of Prudential Insurance Co. of America, BKF Capital, The Jeffrey Co., and NeuVis, Inc.

ALFRED M. RANKIN, JR. (1993) Chairman, President, Chief Executive Officer, and Director of NACCO Industries, Inc.; Director of Goodrich Corp.

JAMES O. WELCH, JR. (1971) Retired Chairman of Nabisco Brands, Inc. (Food Products); retired Vice Chairman and Director of RJR Nabisco (Food and Tobacco Products); Director of TECO Energy, Inc.

J. LAWRENCE WILSON (1985) Retired Chairman and Chief Executive Officer of Rohm and Haas Co.; Director of AmeriSource Health Corporation, Cummins Inc., and The Mead Corp.; Trustee of Vanderbilt University.

--------------------------------------------------------------------------------
OTHER FUND OFFICERS

R. GREGORY BARTON, Secretary; Managing Director- Legal and Secretary of The Vanguard Group, Inc.; Secretary of each of the investment companies in The Vanguard Group.

THOMAS J. HIGGINS, Treasurer; Principal of The Vanguard Group, Inc.; Treasurer of each of the investment companies in The Vanguard Group.

--------------------------------------------------------------------------------
VANGUARD MANAGING DIRECTORS

JAMES H. GATELY, Direct Investor Services.
KATHLEEN C. GUBANICH, Human Resources.
IAN A. MACKINNON, Fixed Income Group.
F. WILLIAM MCNABB, III, Institutional Investor Group.
MICHAEL S. MILLER, Planning and Development.
RALPH K. PACKARD, Chief Financial Officer.
GEORGE U. SAUTER, Quantitative Equity Group.

--------------------------------------------------------------------------------
                                 JOHN C. BOGLE
               Founder; Chairman and Chief Executive, 1974-1996.

[SHIP]
[THE VANGUARD GROUP(R) LOGO]

Post Office Box 2600
Valley Forge, PA 19482-2600

ABOUT OUR COVER

Our cover photograph was taken by Michael Kahn in September 2000 aboard HMS Rose in New York's Long Island Sound. Mr. Kahn is a renowned photographer--and accomplished sailor--whose work often focuses on seascapes and nautical images. The photograph is copyrighted by Mr. Kahn.

All comparative mutual fund data are from Lipper Inc. or Morningstar, Inc., unless otherwise noted.

Standard & Poor's(R), S&P(R), S&P 500(R), Standard & Poor's 500, 500, S&P MidCap 400, and S&P SmallCap 600 are trademarks of The McGraw-Hill Companies, Inc. All other index names may contain trademarks and are the exclusive property of their respective owners.

WORLD WIDE WEB
www.vanguard.com

FUND INFORMATION
1-800-662-7447

DIRECT INVESTOR ACCOUNT SERVICES
1-800-662-2739

INSTITUTIONAL INVESTOR SERVICES
1-800-523-1036

This report is intended for the fund's shareholders. It may not be distributed to prospective investors unless it is preceded or accompanied by the current fund prospectus.

(C)2001 The Vanguard Group, Inc.
All rights reserved.
Vanguard Marketing
Corporation, Distributor.

Q220 122001

VANGUARD WINDSOR(TM) II FUND

Annual Report * October 31, 2001

STOCK

[SHIP ON THE OCEAN]

[THE VANGUARD GROUP(R) LOGO]

PERSPECTIVE

Maintaining a long-term investment perspective isn't easy. Perhaps that's why it has proven to be so rewarding.
     With  news,   information,   and  opinion  constantly  bombarding  us,  the
temptation to buy or sell--to do something--is powerful. Yet such activity is often counterproductive. Emotions can lead us to big mistakes, like jumping into a hot investment we know little about or selling a sound long-term holding when it sags for a while.
     The actions we recommend are quite simple.
     First, take the time to decide on a mix of stocks, bonds, and cash investments that makes sense for you. Take into account your investment time horizon, your goals, and your ability and willingness to ride out market fluctuations. Write this mix down--it's your investment plan.
     Second, use low-cost, widely diversified mutual funds to carry out your asset allocation.
     Third, stick with your plan, unless there's a major change in your time horizon, goals, or financial situation. Don't "play the market"--and if you feel you must, don't risk more than a tiny percentage of your assets.
     Finally, if market news, the opinions of "experts," or the hope of a big score tempts you to act, consult your plan. It may help you keep a long-term perspective.

--------------------------------------------------------------------------------
CONTENTS

LETTER FROM THE CHAIRMAN               1
REPORT FROM THE ADVISERS               6
FUND PROFILE                           9
GLOSSARY OF INVESTMENT TERMS          10
PERFORMANCE SUMMARY                   11
YOUR FUND'S AFTER-TAX RETURNS         12
FINANCIAL STATEMENTS                  13
--------------------------------------------------------------------------------

SUMMARY
* Vanguard Windsor II Fund returned -4.9% during the 12 months ended October 31, 2001, a very difficult period for the U.S. stock market.
* Value-oriented shares, such as those Windsor II emphasizes, fared much better than the overall stock market, which registered a double-digit decline.
* The fund's return topped those of its comparative measures by wide margins, largely as a result of excellent stock selection.

LETTER FROM THE CHAIRMAN
                                                      [PHOTO OF JOHN J. BRENNAN]
                                                                 JOHN J. BRENNAN


Fellow Shareholder,

During its 2001 fiscal year, which ended on October 31, 2001, VANGUARD WINDSOR II FUND returned -4.9%. Such a decline is disappointing on an absolute basis, of course, but we are pleased that it was far ahead of the results for the fund's average peer and unmanaged benchmark index.
     The table below presents the 12-month total returns (capital change plus reinvested dividends) for your fund and its average competitor. It also presents the returns of two unmanaged indexes: the Russell 1000 Value Index, the benchmark we consider the "best fit" for your fund, and the Wilshire 5000 Total Market Index, a proxy for the entire U.S. stock market.
     The table also presents returns for the fund's recently introduced Admiral(TM) Shares, a separate, lower-cost share class for investors with large or long-standing accounts.

------------------------------------------------
2001 TOTAL RETURNS             FISCAL YEAR ENDED
                                      OCTOBER 31
------------------------------------------------
VANGUARD WINDSOR II FUND                   -4.9%
Average Large-Cap Value Fund*             -13.6
Russell 1000 Value Index                  -11.9
S&P 500 Index                             -25.6
------------------------------------------------

ADMIRAL SHARES (Since May 14, 2001, inception)
------------------------------------------------
VANGUARD WINDSOR II FUND                  -12.2%
------------------------------------------------
*Derived from data provided by Lipper Inc.

     For Windsor II's Investor Shares, the total return is based on a decrease in net asset value from $27.58 per share on October 31, 2000, to $24.50 per share on October 31, 2001, and is adjusted for dividends totaling $0.585 per share paid from net investment income and a distribution of $1.24 per share paid from net realized capital gains. For the Admiral Shares, the total return is based on a decline in net asset value from $50.00 per share at inception to $43.50 and a dividend of net investment income of $0.475 per share.
     If you own the Windsor II Fund in a taxable account, you may wish to review our report on the fund's after-tax returns on page 12.

ECONOMIC OVERVIEW
The U.S. economy had slowed markedly even before the terrorist attacks of September 11. The economic reports that arrived over the ensuing month and a half indicated that the reaction to the attacks had deepened the recession:
Output of goods and services fell, unemployment soared, and consumer spending--which had been propping up the economy's growth--waned.
     The nation's gross domestic product, adjusted for inflation, fell at an annual rate of -1.1% during the third quarter of 2001, a period that included the first few weeks after the attacks but did not reflect their full impact. It was the first quarterly decline in GDP in more than eight years. Corporate profits plunged, as many companies saw their revenues fall even while expenses were rising. Many companies responded by laying off employees.
     The unemployment rate climbed to 5.4% in October--the highest level in almost five years. The job losses spread beyond manufacturing to the service sector. Travel-related industries were hit especially hard.
     Consumer spending, which accounts for two-thirds of U.S. economic activity, declined sharply after the attacks. For much of the past year, consumers' willingness to open their pocketbooks had offset the steep declines in business spending that were curbing economic growth. Companies especially cut spending on high-tech equipment and software. Heavy spending on such products had helped to fuel the economic boom and bull market of the late 1990s.

-------------------
CORPORATE PROFITS
PLUNGED AS NUMEROUS
COMPANIES SAW THEIR
REVENUES FALL EVEN
WHILE EXPENSES
WERE RISING. MANY
RESPONDED BY LAYING
OFF EMPLOYEES.
-------------------

     In light of the worsening economic picture and the terrorist attacks, the Federal Reserve Board accelerated its campaign to bolster the economy by reducing interest rates. The Fed cut its target for the federal funds rate--the rate at which banks make overnight loans to each other--three times after September 11 (including a 50-basis-point cut on November 6, a few days after your fund's fiscal year-end). In doing so, the Fed reached several milestones: the lowest federal funds rate in four decades (2.00%); the biggest total rate reduction in a calendar year (450 basis points, or 4.50 percentage points); and the highest number of rate cuts in a year (ten), matching the total for 1991.

FINANCIAL MARKETS IN REVIEW
The events of September 11 closed U.S. stock markets for four days, their longest interruption since World War I. When the markets reopened, stocks plunged, with broad indexes coming close to three-year lows on September 21. The picture brightened a bit after that, and by October 31 stocks had mostly recovered to their pre-attack levels. But the last-minute surge was not enough to offset months of steep declines during the fiscal year. For the 12 months, the Wilshire 5000 Index returned -25.6%.
     Value stocks--those with comparatively low prices relative to earnings and other measures--held up better than growth stocks for the 12 months, although both groups generated losses.
     Growth stocks, particularly technology shares, had some strong interim rallies, including one during the last weeks of the fiscal year. But the overall trend was down. The tech-heavy Nasdaq Composite Index posted a dismal 12-month return of -49.3%.

--------------------------------------------------------------------------------
MARKET BAROMETER                                    AVERAGE ANNUAL TOTAL RETURNS
                                                  PERIODS ENDED OCTOBER 31, 2001
                                                  ------------------------------
                                                   ONE        THREE         FIVE
                                                  YEAR        YEARS        YEARS
--------------------------------------------------------------------------------
STOCK
S&P 500 Index (Large-caps)                      -24.9%         0.0%        10.0%
Russell 2000 Index (Small-caps)                 -12.7          5.6          6.1
Wilshire 5000 Index (Entire market)             -25.6          0.4          8.8
MSCI EAFE Index (International)                 -24.9         -3.6          0.6
--------------------------------------------------------------------------------
BONDS
Lehman Aggregate Bond Index (Entire market)      14.6%         7.3%         8.0%
Lehman 10 Year Municipal Bond Index              10.2          5.6          6.8
Salomon Smith Barney 3-Month
  U.S. Treasury Bill Index                        4.8          5.0          5.1
================================================================================
CPI
Consumer Price Index                              2.1%         2.7%         2.3%
--------------------------------------------------------------------------------


     The floundering economy and the Fed's rate cuts boosted bonds during the 12 months. Rising prices led to a stellar 14.6% return for the Lehman Brothers Aggregate Bond Index, a broad barometer of the taxable U.S. bond market. Long-term bonds got a further boost when the Treasury Department announced on the final day of our fiscal year that it would no longer issue 30-year bonds, once considered bellwethers for the U.S. bond market.
     During the 12 months, bond yields, which move in the opposite direction from bond prices, fell across the maturity spectrum. Yields for shorter-term securities declined the most. The yield of the 30-year Treasury bond fell 92 basis points (0.92 percentage point) to 4.87%. The yield of the 10-year Treasury note fell 153 basis points to 4.23%. In contrast, the yield of the 3-month Treasury bill, which follows the Fed's interest rate moves with a slight lag, plunged 437 basis points to 2.01%. It's worth noting that the decline in interest rates leaves short-term rates below the level of inflation.

FISCAL 2001 PERFORMANCE OVERVIEW
Vanguard Windsor II Fund's fiscal-year total return of -4.9% is no cause for celebration, but we are pleased that our investors were protected to some extent from the significant downdraft in stocks.
     Our wide lead over the broad market was due to the fund's long-standing emphasis on value-oriented stocks. The same disciplined strategy also helped us outperform our average peer. In general, Windsor II's holdings tend to have lower price/earnings ratios and higher dividend yields than the holdings of similar mutual funds. In fiscal 2001, this discipline meant that your fund had a larger stake in energy companies and utilities than its mutual fund competitors, a factor that proved helpful during the year.
     Relative to the Russell 1000 Value Index, most of our advantage came from good stock-picking. Among sectors, our biggest winner was the consumer discretionary group, made up mostly of retailers. Windsor II's stocks in this sector rose 15.2% during the 12 months, compared with a -12.0% return for the index sector. In the financial services and utilities sectors, our losses were only about half those of the corresponding index groups. We know that losing

--------------------------------------------------------------------------------
FUND ASSETS MANAGED                                             OCTOBER 31, 2001
                                               ---------------------------------
                                               $ MILLION              PERCENTAGE
--------------------------------------------------------------------------------
Barrow, Hanley, Mewhinney & Strauss, Inc.        $14,500                     62%
Equinox Capital Management, LLC                    3,562                     15
Tukman Capital Management, Inc.                    3,108                     13
Vanguard Quantitative Equity Group                 1,364                      6
Cash Investments*                                  1,001                      4
--------------------------------------------------------------------------------
Total                                            $23,535                    100%
--------------------------------------------------------------------------------
*This cash is invested by The Vanguard Group in equity index products to simulate investment in stocks. Each adviser may also maintain a modest cash position.

less than others do may seem a hollow victory, but it is an important factor in our quest to provide strong long-term returns for our investors.
     As you know, the fund's assets are divided among four investment advisers, each using its own methods to pursue our objectives of long-term growth in capital and income. The table above shows the percentage of assets managed by each adviser as of October 31.
     For further details on the fund's performance, see the Adviser's Report on page 6.

LONG-TERM PERFORMANCE OVERVIEW
Though evaluating a mutual fund over a one-year period can be helpful in gauging its investment approach and riskiness, a fund's true measure is taken over much longer periods. In the table below, we present the average annual return for the Windsor II Fund over the past decade. We also show the growth of hypothetical $10,000 investments made ten years ago in your fund, its average peer, and two unmanaged index benchmarks.
     As you can see, your fund's average return over the past decade was excellent, both in absolute terms and relative to those of its mutual fund peers.
     We thank the many shareholders who stuck with the fund through a difficult stretch in the late 1990s and who have since been rewarded for their patience. We also welcome our new shareholders, who we hope will be with us for a long time. It's important for all investors to understand that the Windsor II Fund will not always provide single-year returns that beat the broad market, especially by the huge margin achieved in fiscal 2001. The fund's emphasis on only part of the stock market ensures that its performance will differ from that of the market as a whole. (The same is true for any stock mutual fund that does not attempt to track the overall market.)
     Though we can make no guarantees about Windsor II's future returns, we are confident that, on a relative basis, your fund will surpass its peers

--------------------------------------------------------------------------------
TOTAL RETURNS                                                    TEN YEARS ENDED
                                                                OCTOBER 31, 2001
                                                --------------------------------
                                                AVERAGE           FINAL VALUE OF
                                                 ANNUAL                A $10,000
                                                 RETURN       INITIAL INVESTMENT
--------------------------------------------------------------------------------
VANGUARD WINDSOR II FUND                          13.4%                  $35,086
Average Large-Cap Value Fund                      12.1                    31,361
Russell 1000 Value Index                          13.6                    35,686
Wilshire 5000 Index                               12.0                    30,999
--------------------------------------------------------------------------------
over the long term. We base this confidence on the skills of our team of investment advisers and on our significant cost advantage. Mutual fund expenses are deducted directly from a fund's returns, so Windsor II's cost advantage works to the benefit of our shareholders year after year. In fiscal 2001, our Investor Shares' expense ratio of 0.40% (or $4.00 per $1,000 invested) was less than one-third of the 1.36% ($13.60 per $1,000) charged by our average peer.
     It's important to keep in mind that mutual fund expenses do not discriminate: They take a bite out of positive returns and make negative returns even lower. As such, the impact of expenses on returns is most apparent when the financial markets are struggling.

IN SUMMARY
The past 12 months have been tumultuous both for the financial markets and for the nation as a whole. Just as no one could have predicted the events of September 11, there is no way to foresee what lies ahead. Uncertainty is always present in the financial markets, and occasional downturns are simply inevitable.
     Today, as always, we recommend a simple strategy for dealing with these risks as you move toward long-term financial goals: Hold a portfolio that is diversified across market segments and across asset classes--stocks, bonds, and short-term investments--in proportions appropriate for your goals, time horizon, and risk tolerance. Once you have that portfolio in place, stay the course. Thank you for entrusting your hard-earned money to us.


Sincerely,

/S/ JOHN J. BRENNAN

John J. Brennan
Chairman and Chief Executive Officer

November 15, 2001

ADVISER'S REPORT

VANGUARD WINDSOR II FUND had a total return of -4.9% for the 2001 fiscal year--a result that does not make us proud. However, we note that the Russell 1000 Value Index, an unmanaged index of large-capitalization value stocks, returned -11.9% for the 12 months ended October 31, 2001, and the fund's average peer returned -13.6%.

THE INVESTMENT ENVIRONMENT
The equity markets continue to have an "either/or" complex. Either investors are optimistic about technology stocks and a recovery, or they are depressed about the fact that those same companies are only slightly profitable at best. The price/earnings multiples for these companies are still too high, and many will fail. It's not that investors have a true interest in "value" stocks, but rather that they are bullish or bearish on the other extreme in the market.
     Investors have been conditioned to believe that the economy starts to improve six months after the Federal Reserve Board begins cutting interest rates. However, many are now feeling betrayed. We are in the 11th month of the Fed's rate-cutting campaign, we recently had yet another half-point step-down in interest rates, and the economy is in a recession. Why hasn't it worked yet?
     The last expansion was driven by the consumer and by capital spending, especially in the communications area. As corporate earnings have declined, so has capital spending. Demand is so weak that businesses can't even use their current capacity. In the end, we will come out of this down spell with the help of fiscal stimulus and improvement in the consumer's personal balance sheet. However, the pressing worry is whether housing prices will hold up. While falling interest rates and mortgage refinancings have helped many consumers, some homeowners have increased their leverage by withdrawing most of their equity. A steep fall in housing prices could mean trouble for these people and their lenders.

OUR SUCCESSES
Our successes have generally come from companies that are somewhat removed from economic trends. They include Imperial Tobacco Group, Service Corporation International (the funeral services company), Aon (insurance), ITT Industries (defense), Waste Management, and ConAgra Foods.

                                                 -------------------------------
                                                 INVESTMENT PHILOSOPHY

                                                 THE FUND REFLECTS A BELIEF THAT
                                                 SUPERIOR LONG-TERM INVESTMENT
                                                 RESULTS CAN BE ACHIEVED BY
                                                 HOLDING A DIVERSIFIED PORTFOLIO
                                                 OF OUT-OF-FAVOR STOCKS WITH
                                                 BELOW-AVERAGE PRICE/EARNINGS
                                                 RATIOS, ABOVE-AVERAGE DIVIDEND
                                                 YIELDS, AND THE PROSPECT
                                                 OF ABOVE-AVERAGE TOTAL RETURNS.
                                                 -------------------------------

OUR SHORTFALLS
As you might expect, some companies that are highly connected to our weakening economy suffered during the period. Among the Windsor II holdings that fell into this category: Boeing (commercial aircraft), Reliant Energy (electricity), Kmart, Cendant (hotels and travel), and Transocean Sedco Forex (offshore drilling).

OUR PORTFOLIO POSITIONING
Significant shifts in investor sentiment have led to changes in the portfolio's emphasis, and they are likely to do so for months to come as we rethink a changing world. We have positioned the portfolio to provide a reasonable return in a difficult environment. The fund's results will lag the broad equity market if there is another speculative run-up in technology and communication issues, though we see no fundamental reason for this to happen. We do not know how to predict our fortunes or the market's reaction to the war against terrorism, but we do trust that reason will prevail.

James P. Barrow, Portfolio Manager
Barrow, Hanley, Mewhinney & Strauss, Inc.

November 14, 2001

(A table showing significant portfolio changes is on the next page.)

--------------------------------------------------------------------------------
PORTFOLIO CHANGES                             FISCAL YEAR ENDED OCTOBER 31, 2001

COMMENTS
--------------------------------------------------------------------------------
ADDITIONS

Honeywell International
We repurchased this stock at about a 30% discount from the point at which we sold it during GE's attempted acquisition. We believe the returning (previous) management can run the company well, and we plan to add to our position if the price declines.

USA Education*
On the surface, this stock seems like a stretch for us because it has a market price/earnings ratio and a below-average yield. However, a growth rate in the mid-teens seems secure. We don't often stray.

Williams Companies
We have reestablished a position in Williams because of a significant decline in price. We expect the earnings to improve when gas prices firm up in 2002. The stock is only about 12 times next year's earnings.
================================================================================
REDUCTIONS

FirstEnergy Corporation
We do not like the merger with General Public Utilities. It's not a good fit; old contracts will have to be honored without generating assets.

Halliburton Company**
The company decided to de-emphasize the oil services business. Also, its exposure to asbestos litigation made us uncomfortable. Earnings should decline for the next three quarters.
--------------------------------------------------------------------------------
 *New holding in portfolio.
**Eliminated from portfolio.

                                                                     SEE PAGE 13
                                                                  FOR A COMPLETE
                                                                  LISTING OF THE
                                                                FUND'S HOLDINGS.
8

FUND PROFILE                                              AS OF OCTOBER 31, 2001
   FOR WINDSOR II FUND

This Profile provides a snapshot of the fund's characteristics, compared where appropriate to both an unmanaged index that we consider a "best fit" for the fund and a broad market index. Key terms are defined on page 10.

------------------------------------------------------------------------
PORTFOLIO CHARACTERISTICS

                                                     BEST       WILSHIRE
                                         FUND        FIT*           5000
------------------------------------------------------------------------
Number of Stocks                          310         707          6,148
Median Market Cap                      $21.0B      $29.4B         $32.7B
Price/Earnings Ratio                    19.3x       20.4x          27.1x
Price/Book Ratio                         2.3x        2.3x           3.0x
Yield                                    2.2%        1.4%
  Investor Shares                        1.9%
  Admiral Shares                         2.0%
Return on Equity                        20.2%       20.6%          22.8%
Earnings Growth Rate                    12.3%       10.3%          14.8%
Foreign Holdings                         3.7%        0.0%           0.0%
Turnover Rate                             33%          --             --
Expense Ratio
  Investor Shares                       0.40%          --             --
  Admiral Shares                      0.35%**          --             --
Cash Investments                         2.6%          --             --
-------------------------------------------------------------------------


--------------------------------------------
TEN LARGEST HOLDINGS (% of total net assets)

Philip Morris Cos., Inc.                3.3%
  (tobacco)
Citigroup, Inc.                         2.8
  (financial services)
Entergy Corp.                           2.7
  (electric utilities)
Bank of America Corp.                   2.5
  (banking)
J.P. Morgan Chase & Co.                 2.4
  (banking)
Allstate Corp.                          2.4
  (insurance)
American Electric Power Co., Inc.       2.4
  (electric utilities)
Sears, Roebuck & Co.                    2.3
  (retail)
Occidental Petroleum Corp.              2.2
  (oil)
Verizon Communications                  2.2
  (telecommunications)
--------------------------------------------
Top Ten                                25.2%
--------------------------------------------


-----------------------------------------------------------------
VOLATILITY MEASURES
                                  BEST                   WILSHIRE
                        FUND      FIT*       FUND            5000
-----------------------------------------------------------------
R-Squared               0.89      1.00       0.21            1.00
Beta                    0.98      1.00       0.41            1.00
-----------------------------------------------------------------


-----------------------------------
INVESTMENT FOCUS

[GRID]

MARKET CAP                    LARGE
STYLE                         VALUE
-----------------------------------


---------------------------------------------------------------
SECTOR DIVERSIFICATION (% of common stocks)

                                            BEST       WILSHIRE
                                FUND        FIT*           5000
---------------------------------------------------------------
Auto & Transportation           0.6%        3.2%           2.0%
Consumer Discretionary         14.1         9.9           13.7
Consumer Staples               10.7         6.7            6.9
Financial Services             26.4        30.9           20.1
Health Care                     4.8         5.9           15.2
Integrated Oils                 8.4         8.9            3.8
Other Energy                    2.7         1.7            2.4
Materials & Processing          2.4         5.3            3.2
Producer Durables               3.7         3.6            3.2
Technology                      4.2         6.1           15.7
Utilities                      17.9        15.9            8.6
Other                           4.1         1.9            5.2
---------------------------------------------------------------

                                                                      [COMPUTER]
                                                               VISIT OUR WEBSITE
                                                                WWW.VANGUARD.COM
                                                           FOR REGULARLY UPDATED
 *Russell 1000 Value Index.                                    FUND INFORMATION.
**Annualized.

GLOSSARY OF INVESTMENT TERMS

BETA. A measure of the magnitude of a fund's past share-price fluctuations in relation to the ups and downs of the fund's "best fit" index benchmark and an overall market index. Each index is assigned a beta of 1.00. Compared with a given index, a fund with a beta of 1.20 would have seen its share price rise or fall by 12% when the index rose or fell by 10%.
--------------------------------------------------------------------------------
CASH INVESTMENTS. The percentage of a fund's net assets invested in "cash equivalents"--highly liquid, short-term, interest-bearing securities. This figure does not include cash invested in futures contracts to simulate stock investment.
--------------------------------------------------------------------------------
EARNINGS GROWTH RATE. The average annual rate of growth in earnings over the past five years for the stocks now in a fund.
--------------------------------------------------------------------------------
EXPENSE RATIO. The percentage of a fund's average net assets used to pay its annual administrative and advisory expenses. These expenses directly reduce returns to investors.
--------------------------------------------------------------------------------
FOREIGN HOLDINGS. The percentage of a fund's equity assets represented by stocks or American Depositary Receipts of companies based outside the United States.
--------------------------------------------------------------------------------
MEDIAN MARKET CAP. An indicator of the size of companies in which a fund invests; the midpoint of market capitalization (market price x shares outstanding) of a fund's stocks, weighted by the proportion of the fund's assets invested in each stock. Stocks representing half of the fund's assets have market capitalizations above the median, and the rest are below it.
--------------------------------------------------------------------------------
PRICE/BOOK RATIO. The share price of a stock divided by its net worth, or book value, per share. For a fund, the weighted average price/book ratio of the stocks it holds.
--------------------------------------------------------------------------------
PRICE/EARNINGS RATIO. The ratio of a stock's current price to its per-share earnings over the past year. For a fund, the weighted average P/E of the stocks it holds. P/E is an indicator of market expectations about corporate prospects; the higher the P/E, the greater the expectations for a company's future growth.
--------------------------------------------------------------------------------
R-SQUARED. A measure of how much of a fund's past returns can be explained by the returns from the market in general, as measured by the fund's "best fit" index benchmark and by an overall market index. If a fund's total returns were precisely synchronized with an index's returns, its R-squared would be 1.00. If the fund's returns bore no relationship to the index's returns, its R-squared would be 0.
--------------------------------------------------------------------------------
RETURN ON EQUITY. The annual average rate of return generated by a company during the past five years for each dollar of shareholder's equity (net income divided by shareholder's equity). For a fund, the weighted average return on equity for the companies whose stocks it holds.
--------------------------------------------------------------------------------
TURNOVER RATE. An indication of the fund's trading activity. Funds with high turnover rates incur higher transaction costs and are more likely to distribute capital gains (which are taxable to investors).
--------------------------------------------------------------------------------
YIELD. A snapshot of a fund's income from interest and dividends. The yield, expressed as a percentage of the fund's net asset value, is based on income earned over the past 30 days and is annualized, or projected forward for the coming year. The index yield is based on the current annualized rate of dividends paid on stocks in the index.
--------------------------------------------------------------------------------

PERFORMANCE                                       SUMMARY AS OF OCTOBER 31, 2001
    FOR WINDSOR II FUND

All of the data on this page represent past performance, which cannot be used to predict future returns that may be achieved by the fund. Note, too, that both share price and return can fluctuate widely. An investor's shares, when redeemed, could be worth more or less than their original cost.

-------------------------------------------------------------------------------------
CUMULATIVE PERFORMANCE October 31, 1991-October 31, 2001

[MOUNTAIN CHART, SCALE $10,000 TO $60,000]

                                    AVERAGE
                   WINDSOR II     LARGE-CAP  RUSSELL 1000      WILSHIRE       S&P 500
        QUARTER          FUND   VALUE FUND*   VALUE INDEX    5000 INDEX         INDEX
-------------------------------------------------------------------------------------
         199110         10000         10000         10000         10000         10000
         199201         10454         10507         10298         10653         10495
         199204         10836         10682         10845         10673         10730
         199207         11308         10923         11249         10945         11057
         199210         11250         10844         11067         10974         10996
         199301         11999         11563         12042         11775         11606
         199304         12295         11781         12669         11792         11722
         199307         12817         12117         13356         12216         12022
         199310         13445         12789         13851         12925         12639
         199401         13809         13279         14346         13352         13100
         199404         13096         12568         13596         12581         12345
         199407         13395         12804         13840         12731         12642
         199410         13744         13148         13957         13249         13127
         199501         13658         13093         13965         13215         13170
         199504         15001         14293         15304         14454         14501
         199507         16148         15563         16727         16055         15943
         199510         16916         16044         17402         16661         16598
         199601         18990         17578         19327         18124         18262
         199604         19797         18209         19881         19103         18883
         199607         19445         17828         19384         18414         18585
         199610         21512         19610         21533         20294         20598
         199701         23816         21730         23905         22540         23072
         199704         24074         21975         24366         22472         23629
         199707         28346         26054         28849         27105         28274
         199710         28240         25194         28678         26705         27212
         199801         29734         26630         30384         28242         29281
         199804         34407         29743         34643         32192         33332
         199807         33549         29266         33957         31723         33727
         199810         32903         28814         32930         30655         33196
         199901         35321         32316         35922         35945         38794
         199904         38586         34136         39524         37704         40606
         199907         37098         33890         39047         37544         40541
         199910         34408         33888         38372         38525         41717
         200001         31879         33841         37009         41061         42808
         200004         33254         34966         37992         42157         44719
         200007         33467         34419         37096         41613         44179
         200010         36891         36297         40489         41648         44259
         200101         38540         36393         41097         39616         42422
         200104         39505         35844         40433         36200         38918
         200107         39354         35613         40337         35353         37849
         200110         35086         31361         35686         30999         33236


                                                               AVERAGE ANNUAL TOTAL RETURNS
                                                              PERIODS ENDED OCTOBER 31, 2001
                                                             --------------------------------         FINAL VALUE
                                                               ONE           FIVE          TEN       OF A $10,000
                                                              YEAR          YEARS        YEARS         INVESTMENT
-----------------------------------------------------------------------------------------------------------------
Windsor II Fund Investor Shares                             -4.89%         10.28%        13.37%           $35,086
Average Large-Cap Value Fund*                              -13.60           9.85         12.11             31,361
Russell 1000 Value Index                                   -11.86          10.63         13.57             35,686
Wilshire 5000 Index                                        -25.57           8.84         11.98             30,999
S&P 500 Index                                              -24.90          10.04         12.76             33,236
-----------------------------------------------------------------------------------------------------------------

                                                                                                      FINAL VALUE
                                                                           TOTAL RETURNS            OF A $250,000
                                                         MAY 14, 2001**-OCTOBER 31, 2001               INVESTMENT
-------------------------------------------------------------------------------------------------------------------
Windsor II Fund Admiral Shares                                                   -12.16%                 $219,608
S&P 500 Index                                                                    -14.63                   213,427
-------------------------------------------------------------------------------------------------------------------


--------------------------------------------------------------
TOTAL INVESTMENT RETURNS (%) OCTOBER 31, 1991-OCTOBER 31, 2001

[BAR CHART, SCALE -20% TO 40%]

                                     RUSSELL 2000
      TOTAL RETURN    WINDSOR II     GROWTH INDEX
--------------------------------------------------------------
           1992          12.5           10.7
           1993          19.5           25.2
           1994           2.2            0.8
           1995          23.1           24.7
           1996          27.2           23.7
           1997          31.3           33.2
           1998          16.5           14.8
           1999           4.6           16.5
           2000           7.2            5.5
           2001          -4.9          -11.9
--------------------------------------------------------------


-------------------------------------------------------------------------------------------------------------
AVERAGE ANNUAL TOTAL RETURNS FOR PERIODS ENDED SEPTEMBER 30, 2001

This table presents average annual total returns through the latest calendar quarter--rather than through the end of the fiscal year. Securities and Exchange Commission rules require that we provide this information.

                                                                                        TEN YEARS
                                                        ONE         FIVE  ------------------------------------
                                   INCEPTION DATE      YEAR        YEARS     CAPITAL       INCOME        TOTAL
--------------------------------------------------------------------------------------------------------------
Windsor II Fund Investor Shares         6/24/1985    -2.53%       11.14%      10.46%        3.10%       13.56%
Windsor II Fund Admiral Shares          5/14/2001  -11.53**          --          --            --          --
--------------------------------------------------------------------------------------------------------------

 *Derived from data provided by Lipper Inc.
**Inception.
Note: See Financial Highlights tables on pages 20 and 21 for dividend and capital gains information.

YOUR FUND'S AFTER-TAX RETURNS
This table presents returns for your fund both before and after taxes. The after-tax returns are shown in two ways: (1) assuming that an investor owned the fund during the entire period and paid taxes on the fund's distributions, and
(2) assuming that an investor paid taxes on the fund's distributions and sold all shares at the end of each period.
     Calculations are based on the highest individual federal income tax and capital gains tax rates in effect at the times of the distributions and the hypothetical sales. State and local taxes were not considered. (In the example that assumes all fund shares were sold, a negative pre-tax total return translates into a higher after-tax return. This is because the calculation assumes that the investor received a tax deduction for the loss incurred on the sale.)
     Please note that your actual after-tax returns will depend on your tax situation and may differ from those shown. Also note that if you own the fund in a tax-deferred account, such as an individual retirement account or a 401(k) plan, this information does not apply to you. Such accounts are not subject to current taxes.
     Finally, keep in mind that a fund's performance--whether before or after taxes--does not indicate how it will perform in the future.

--------------------------------------------------------------------------------
AVERAGE ANNUAL TOTAL RETURNS
                                                PERIODS ENDED OCTOBER 31, 2001
                                              ONE YEAR   FIVE YEARS    TEN YEARS
                                             -----------------------------------
WINDSOR II FUND INVESTOR SHARES
  Returns Before Taxes                          -4.89%       10.28%       13.37%
  Returns After Taxes on Distributions          -6.54         7.48        10.84
  Returns After Taxes on
    Distributions and Sale of Fund Shares       -2.07         7.54        10.29
--------------------------------------------------------------------------------

FINANCIAL STATEMENTS
    OCTOBER 31, 2001
STATEMENT OF NET ASSETS
This Statement provides a detailed list of the fund's holdings, including each security's market value on the last day of the reporting period. Securities are grouped and subtotaled by asset type (common stocks, bonds, etc.) and by industry sector. Other assets are added to, and liabilities are subtracted from, the value of Total Investments to calculate the fund's Net Assets. Finally, Net Assets are divided by the outstanding shares of the fund to arrive at its share price, or Net Asset Value (NAV) Per Share.
     At the end of the Statement of Net Assets, you will find a table displaying the composition of the fund's net assets. Because all income and any realized gains must be distributed to shareholders each year, the bulk of net assets consists of Paid-in Capital (money invested by shareholders). The amounts shown for Undistributed Net Investment Income and Accumulated Net Realized Gains usually approximate the sums the fund had available to distribute to shareholders as income dividends or capital gains as of the statement date, but may differ because certain investments or transactions may be treated differently for financial statement and tax purposes. Any Accumulated Net Realized Losses, and any cumulative excess of distributions over net income or net realized gains, will appear as negative balances. Unrealized Appreciation (Depreciation) is the difference between the market value of the fund's investments and their cost, and reflects the gains (losses) that would be realized if the fund were to sell all of its investments at their statement-date values.

--------------------------------------------------------------------------------
                                                                          MARKET
                                                                          VALUE*
WINDSOR II FUND                                           SHARES           (000)
--------------------------------------------------------------------------------
COMMON STOCKS (93.1%)(1)
--------------------------------------------------------------------------------
AUTO & TRANSPORTATION (0.6%)
    General Motors Corp.                               2,568,368        106,124
    Ford Motor Co.                                       513,453          8,241
    Burlington Northern Santa Fe Corp.                   200,800          5,396
    PACCAR, Inc.                                         101,200          5,345
    United Parcel Service, Inc.                           83,800          4,274
    Union Pacific Corp.                                   50,000          2,601
*   Lear Corp.                                            74,100          2,275
    Genuine Parts Co.                                     56,600          1,840
*   AMR Corp.                                             95,000          1,729
*   Continental Airlines, Inc. Class B                    63,300          1,107
    Autoliv, Inc.                                         44,900            720
*   FedEx Corp.                                           14,500            596
*   Northwest Airlines Corp. Class A                      44,200            568
    CSX Corp.                                             13,900            468
                                                                      ----------
                                                                        141,284
                                                                      ----------
CONSUMER DISCRETIONARY (13.2%)
    Sears, Roebuck & Co.                              13,723,300        532,052
*    endant Corp.                                     31,938,662        413,925
 (2)Newell Rubbermaid, Inc.                           14,429,200        398,823
    Waste Management, Inc.                            14,804,197        362,703
*(2)Kmart Corp.                                       45,259,000        277,438
    Gannett Co., Inc.                                  3,822,800        241,601
    Wal-Mart Stores, Inc.                              4,355,200        223,857
*(2)Service Corp. International                       28,414,400        181,000
    Target Corp.                                       4,730,300        147,349
*   Liberty Media Corp.                                9,940,200        116,201
    The Walt Disney Co.                                5,344,532         99,355
    McDonald's Corp.                                     294,900          7,688
*   AutoZone Inc.                                        125,200          7,328
*   Federated Department Stores, Inc.                    204,300          6,536
    Darden Restaurants Inc.                              202,600          6,487
    May Department Stores Co.                            191,837          6,033
*   Viacom Inc. Class B                                  158,491          5,787
    Wendy's International, Inc.                          193,900          5,100
    Whirlpool Corp.                                       84,000          4,958
    Kimberly-Clark Corp.                                  84,000          4,663
    R.R. Donnelley & Sons Co.                            167,900          4,281
*   Mattel, Inc.                                         223,100          4,223
*   Harrah's Entertainment, Inc.                         142,300          4,145
*   Outback Steakhouse                                   128,300          3,701
    Starwood Hotels & Resorts Worldwide, Inc.            158,200          3,487
    Eastman Kodak Co.                                    132,800          3,396
*   Jones Apparel Group, Inc.                            119,800          3,306
*   AutoNation, Inc.                                     315,900          3,251
*   Tricon Global Restaurants, Inc.                       40,000          2,024
*   Clear Channel Communications, Inc.                    50,900          1,940
    VF Corp.                                              55,200          1,834
*   Republic Services, Inc. Class A                      110,000          1,802
    Hasbro, Inc.                                          89,700          1,486
*   Brinker International, Inc.                           55,300          1,405
    Gillette Co.                                          40,500          1,259
    Liz Claiborne, Inc.                                   23,000          1,047

--------------------------------------------------------------------------------
                                                                          MARKET
                                                                          VALUE*
WINDSOR II FUND                                           SHARES           (000)
--------------------------------------------------------------------------------
    Hilton Hotels Corp.                                  120,000          1,027
*   Mohawk Industries, Inc.                               20,500            886
*   Toys R Us, Inc.                                       36,700            697
*   Allied Waste Industries, Inc.                         54,200            538
    The Stanley Works                                      7,900            303
*   Charter Communications, Inc.                           3,600             51
                                                                      ----------
                                                                      3,094,973
                                                                      ----------
CONSUMER STAPLES (10.0%)
    Philip Morris Cos., Inc.                          16,764,900        784,597
(2) Imperial Tobacco Group ADR                        14,840,000        372,632
    Procter & Gamble Co.                               4,867,400        359,117
    ConAgra Foods, Inc.                               12,575,000        287,968
    Anheuser-Busch Cos., Inc.                          6,245,500        260,188
    PepsiCo, Inc.                                      3,516,000        171,264
    H.J. Heinz Co.                                     2,046,700         86,862
    UST, Inc.                                            176,500          5,932
    R.J. Reynolds Tobacco Holdings, Inc.                 102,700          5,755
    The Pepsi Bottling Group, Inc.                       116,500          5,415
    Brown-Forman Corp. Class B                            54,400          3,234
    The Coca-Cola Co.                                     66,900          3,203
    Ralston-Ralston Purina Group                          80,100          2,626
    SuperValu Inc.                                       103,600          2,211
    Sara Lee Corp.                                        59,300          1,322
    Colgate-Palmolive Co.                                 16,700            961
    Hershey Foods Corp.                                   13,900            886
    Tyson Foods, Inc.                                     60,817            595
                                                                      ----------
                                                                      2,354,768
                                                                      ----------
FINANCIAL SERVICES (24.6%)
    Citigroup, Inc.                                   14,448,773        657,708
    Bank of America Corp.                             10,149,712        598,732
    J.P. Morgan Chase & Co.                           16,084,954        568,764
    Allstate Corp.                                    18,078,944        567,317
    Fannie Mae                                         4,221,200        341,748
    USA Education Inc.                                 4,157,600        339,094
    Washington Mutual, Inc.                           10,820,745        326,678
    American International Group, Inc.                 4,155,001        326,583
    John Hancock Financial Services, Inc.              8,781,900        299,287
    Wells Fargo Co.                                    7,175,800        283,444
    National City Corp.                               10,453,200        275,964
    PNC Financial Services Group                       3,386,122        185,898
    The Goldman Sachs Group, Inc.                      1,863,600        145,659
    Aon Corp.                                          3,661,462        139,282
    Wachovia Corp.                                     3,954,802        113,107
    The Hartford Financial Services Group Inc.         1,827,500         98,685
    Comerica, Inc.                                     2,009,300         92,609
    Morgan Stanley Dean Witter & Co.                   1,696,400         82,988
    FleetBoston Financial Corp.                        2,239,942         73,604
    The Chubb Corp.                                      715,300         48,855
    St. Paul Cos., Inc.                                  562,400         25,814
    Bank One Corp.                                       273,500          9,077
    U.S. Bancorp                                         462,022          8,215
    American Express Co.                                 274,900          8,090
    Merrill Lynch & Co., Inc.                            175,000          7,649
    Lehman Brothers Holdings, Inc.                       111,500          6,964
    Freddie Mac                                           95,600          6,484
    Deluxe Corp.                                         174,500          6,108
    SouthTrust Corp.                                     263,400          5,969
    Bear Stearns Co., Inc.                               104,000          5,616
    Countrywide Credit Industries, Inc.                  140,309          5,603
    The Bank of New York Co., Inc.                       153,700          5,227
    UnionBanCal Corp.                                    155,774          5,201
    Loews Corp.                                          101,600          5,161
    Hibernia Corp. Class A                               329,900          5,014
    Marshall & Ilsley Corp.                               84,800          4,973
    Green Point Financial Corp.                          152,200          4,878
    CIGNA Corp.                                           66,900          4,877
    Public Storage, Inc. REIT                            146,600          4,822
    Golden West Financial Corp.                           98,100          4,768
    MGIC Investment Corp.                                 92,000          4,760
    First Tennessee National Corp.                       134,300          4,640
    Old Republic International Corp.                     179,400          4,551
    Household International, Inc.                         80,300          4,200
    Golden State Bancorp Inc.                            164,300          4,167
    Marsh & McLennan Cos., Inc.                           41,500          4,015
    The PMI Group Inc.                                    69,950          3,879
    AmSouth Bancorp                                      210,200          3,634
    Nationwide Financial Services, Inc.                   97,900          3,331
    Equity Residential Properties Trust REIT             121,400          3,150
    Radian Group, Inc.                                    82,200          2,784
    Archstone-Smith Trust                                111,400          2,696
    Fidelity National Financial, Inc.                    114,730          2,640
    Union Planters Corp.                                  63,900          2,588
    Simon Property Group, Inc. REIT                       89,000          2,448
    Associated Banc-Corp.                                 70,340          2,421
    Plum Creek Timber Company Inc.                        84,803          2,343
    Dime Bancorp, Inc.                                    62,900          2,131
*   CNA Financial Corp.                                   80,500          2,027
    General Growth Properties Inc. REIT                   53,300          1,952
    Mellon Financial Corp.                                54,800          1,841
    Reinsurance Group of America, Inc.                    57,900          1,828
    SunTrust Banks, Inc.                                  26,000          1,556
    Commerce Bancshares, Inc.                             38,433          1,394
*   DST Systems, Inc.                                     31,000          1,269
    North Fork Bancorp, Inc.                              40,000          1,116
    Torchmark Corp.                                       27,500          1,018
    Zions Bancorp                                         20,000            958
    Metropolitan Life Insurance Co.                       32,100            863
    Huntington Bancshares Inc.                            50,760            783

--------------------------------------------------------------------------------
                                                                          MARKET
                                                                          VALUE*
WINDSOR II FUND                                           SHARES           (000)
--------------------------------------------------------------------------------
    A.G. Edwards & Sons, Inc.                             18,250            722
    Fifth Third Bancorp                                   12,100            683
    Equity Office Properties Trust REIT                   19,147            546
    Hospitality Properties Trust REIT                     20,000            496
    Washington Federal Inc.                               17,800            403
    Compass Bancshares Inc.                               11,800            295
    Popular, Inc.                                          9,000            264
                                                                      ----------
                                                                      5,786,908
                                                                      ----------

HEALTH CARE (4.4%)
    Bristol-Myers Squibb Co.                           7,077,500        378,292
*(2)Watson Pharmaceuticals, Inc.                       7,390,100        352,360
    American Home Products Corp.                       4,225,100        235,887
    Merck & Co., Inc.                                    233,800         14,919
*   Tenet Healthcare Corp.                               165,000          9,491
    Johnson & Johnson                                    158,100          9,156
    Abbott Laboratories                                  169,800          8,996
    HCA Inc.                                             219,100          8,690
    UnitedHealth Group Inc.                               85,400          5,615
    Eli Lilly & Co.                                       55,800          4,269
    Baxter International, Inc.                            73,000          3,531
*   HEALTHSOUTH Corp.                                    246,000          3,203
    Mylan Laboratories, Inc.                              83,200          3,068
    C.R. Bard, Inc.                                       48,500          2,663
    Becton, Dickinson & Co.                               63,700          2,280
*   Cephalon, Inc.                                        25,000          1,576
    DENTSPLY International Inc.                           16,800            756
*   Zimmer Holdings, Inc.                                 18,910            585
                                                                      ----------
                                                                      1,045,337
                                                                      ----------
INTEGRATED OILS (7.9%)
(2) Occidental Petroleum Corp.                        20,323,900        514,601
    Phillips Petroleum Co.                             6,911,100        376,033
    BP Amoco PLC ADR                                   6,238,172        301,553
*   Conoco Inc.                                       11,116,000        285,681
    Exxon Mobil Corp.                                  5,479,856        216,180
    ChevronTexaco Corp.                                1,643,043        145,491
    USX-Marathon Group                                   198,200          5,468
    Amerada Hess Corp.                                    53,700          3,155
    Kerr-McGee Corp.                                      21,300          1,227
                                                                      ----------
                                                                      1,849,389
                                                                      ----------
OTHER ENERGY (2.5%)
    Baker Hughes, Inc.                                 6,436,700        230,627
    Transocean Sedco Forex Inc.                        5,732,631        172,839
    Schlumberger Ltd.                                  1,748,500         84,662
    Williams Cos., Inc.                                1,593,600         46,007
    Enron Corp.                                        2,676,400         37,202
    Ultramar Diamond Shamrock Corp.                      116,900          5,851
    Valero Energy Corp.                                  130,700          4,914
    Apache Corp.                                          72,900          3,762
    El Paso Corp.                                         66,500          3,262
    EOG Resources, Inc.                                   81,700          2,890
    Equitable Resources, Inc.                             37,200          1,224
                                                                      ----------
                                                                        593,240
                                                                      ----------
MATERIALS & PROCESSING (2.2%)
    Dow Chemical Co.                                   4,295,500        142,825
    Hanson PLC ADR                                     3,798,150        130,011
(2) Millennium Chemicals, Inc.                         7,368,142         70,218
    Alcoa Inc.                                         1,965,900         63,440
(2) Crompton Corp.                                     6,238,569         45,230
    E.I. du Pont de Nemours & Co.                        235,887          9,433
    Archer-Daniels-Midland Co.                           473,497          6,596
    Praxair, Inc.                                        130,400          6,152
*   American Standard Cos., Inc.                          86,500          5,008
    Engelhard Corp.                                      190,100          4,977
    Sigma-Aldrich Corp.                                  124,200          4,660
    Lafarge North America Inc.                           125,300          4,442
    Westvaco Corp.                                       160,000          3,928
*   Pactiv Corp.                                         225,600          3,655
    Willamette Industries, Inc.                           70,300          3,294
    Ashland, Inc.                                         66,300          2,669
    Eastman Chemical Co.                                  74,500          2,556
    Boise Cascade Corp.                                   87,900          2,510
    Temple-Inland Inc.                                    32,000          1,600
    Bowater Inc.                                          35,400          1,583
    Sonoco Products Co.                                   56,500          1,326
    Precision Castparts Corp.                             25,900            589
*   Packaging Corp. of America                            30,800            545
    Cabot Corp.                                           16,100            539
    Nucor Corp.                                           12,800            529
                                                                      ----------
                                                                        518,315
                                                                      ----------
PRODUCER DURABLES (3.4%)
    The Boeing Co.                                    11,746,000        382,920
    Emerson Electric Co.                               5,733,300        281,046
    United Technologies Corp.                          1,888,096        101,749
    Lockheed Martin Corp.                                210,000         10,242
    Pitney Bowes, Inc.                                   158,200          5,800
    Northrop Grumman Corp.                                56,900          5,687
    Cooper Industries, Inc.                              117,400          4,543
    Ingersoll-Rand Co.                                    83,600          3,118
    Goodrich Corp.                                       115,500          2,466
    Caterpillar, Inc.                                     49,200          2,200
    W.W. Grainger, Inc.                                   50,000          2,165
    Molex, Inc.                                           49,800          1,441
    Diebold, Inc.                                         32,900          1,194
*   Tektronix, Inc.                                       43,500            857
    Steelcase Inc.                                        10,000            131
*   Kadant Inc.                                            9,467            123
                                                                      ----------
                                                                        805,682
                                                                      ----------
TECHNOLOGY (3.9%)
    International Business Machines Corp.              2,139,900        231,259
    Electronic Data Systems Corp.                      3,584,200        230,715
    Raytheon Co.                                       5,595,500        180,455
    Motorola, Inc.                                     6,950,200        113,775
    Texas Instruments, Inc.                            3,123,800         87,435
    Intel Corp.                                        1,565,156         38,221

--------------------------------------------------------------------------------
                                                                          MARKET
                                                                          VALUE*
WINDSOR II FUND                                           SHARES           (000)
--------------------------------------------------------------------------------
    Hewlett-Packard Co.                                  372,600          6,271
*   Intuit, Inc.                                         105,700          4,251
    Compaq Computer Corp.                                394,400          3,451
*   Unisys Corp.                                         349,400          3,120
    AVX Corp.                                            142,200          2,632
*   Advanced Micro Devices, Inc.                         223,600          2,200
    Lucent Technologies, Inc.                            294,200          1,971
*   Atmel Corp.                                          190,000          1,511
    Autodesk, Inc.                                        45,000          1,495
*   Computer Sciences Corp.                               41,100          1,476
*   National Semiconductor Corp.                          55,600          1,444
*   Storage Technology Corp.                              70,000          1,314
*   Vishay Intertechnology, Inc.                          68,100          1,285
    Harris Corp.                                          35,200          1,207
*   Advanced Fibre Communications, Inc.                   60,000          1,118
*   UTStarcom, Inc.                                       45,000          1,057
*   Compuware Corp.                                       95,300            980
*   Enterasys Networks, Inc.                             116,300            926
*   PanAmSat Corp.                                        39,600            839
    Computer Associates International, Inc.               26,100            807
*   Riverstone Networks, Inc.                             59,673            759
*   Quantum Corp.-DLT & Storage Systems                    9,600             81
                                                                      ----------
                                                                        922,055
                                                                      ----------
UTILITIES (16.7%)
(2) Entergy Corp.                                     16,277,700        632,389
    American Electric Power Co., Inc.                 13,226,060        554,172
    Verizon Communications                            10,317,454        513,912
    SBC Communications Inc.                           12,067,447        459,890
(2) Reliant Energy, Inc.                              16,213,100        453,156
(2) Public Service Enterprise Group, Inc.             11,023,200        433,873
*   Mirant Corp.                                      11,073,300        287,906
    Southern Co.                                       9,439,600        225,606
    Xcel Energy, Inc.                                  4,575,000        129,381
    AT&T Corp.                                         7,368,545        112,370
    BellSouth Corp.                                      453,200         16,768
*   WorldCom Inc.-WorldCom Group                         684,222          9,203
    FirstEnergy Corp.                                    204,300          7,040
    TXU Corp.                                            153,100          7,018
    DTE Energy Co.                                       142,700          5,949
    ALLTEL Corp.                                         102,800          5,874
    Sprint Corp.                                         287,080          5,742
*   Comcast Corp.-Special Class A                        160,100          5,738
    Duke Energy Corp.                                    135,600          5,208
    Sempra Energy                                        207,500          4,856
    Potomac Electric Power Co.                           222,500          4,764
    PPL Corp.                                            120,888          4,128
    Pinnacle West Capital Corp.                           97,300          4,101
    Telephone & Data Systems, Inc.                        46,100          4,052
    CMS Energy Corp.                                     175,600          3,777
    Ameren Corp.                                          69,700          2,795
*   U.S. Cellular Corp.                                   59,600          2,661
    Conectiv, Inc.                                       107,500          2,537
    Progress Energy, Inc.                                 55,800          2,353
    PG&E Corp.                                           122,400          2,211
    Qwest Communications International Inc.              162,511          2,105
    Black Hills Corp.                                     57,000          1,565
    Questar Corp.                                         68,300          1,503
    Kinder Morgan, Inc.                                   25,000          1,241
*   Citizens Communications Co.                          122,400          1,088
    Cinergy Corp.                                         32,000            966
    NSTAR                                                 19,600            806
    WorldCom, Inc.-MCI Group                              66,396            787
    Exelon Corp.                                          18,250            768
*   BroadWing Inc.                                        40,000            370
                                                                      ----------
                                                                      3,920,629
                                                                      ----------
OTHER (3.7%)
(2  ITT Industries, Inc.                               9,044,000        434,926
    General Electric Co.                               6,850,900        249,441
    Honeywell International Inc.                       5,692,100        168,202
    Minnesota Mining & Manufacturing Co.                  89,400          9,332
    Fortune Brands, Inc.                                 166,900          6,150
    Johnson Controls, Inc.                                84,600          6,118
*   Thermo Electron Corp.                                154,700          3,270
*   FMC Corp.                                             38,800          1,841
    Crane Co.                                             54,200          1,110
    Teleflex Inc.                                         26,000          1,040
    Hillenbrand Industries, Inc.                          12,900            684
                                                                      ----------
                                                                        882,114
                                                                      ----------
--------------------------------------------------------------------------------
TOTAL COMMON STOCKS
  (Cost $19,279,435)                                                 21,914,694
--------------------------------------------------------------------------------
TEMPORARY INVESTMENTS (6.8%)(1)
--------------------------------------------------------------------------------
Vanguard Index Participation
  Equity Receipts--
  Total Stock Market                                   2,125,400        205,951

                                                     FACE AMOUNT
                                                           (000)
                                                     -----------
FEDERAL HOME LOAN BANK
(3) 2.30%, 1/9/2002                                     $ 70,000         69,724

REPURCHASE AGREEMENT
Collateralized by U.S. Government
  Obligations in a Pooled
  Cash Account
  2.60%, 11/1/2001                                     1,315,802      1,315,802
--------------------------------------------------------------------------------
TOTAL TEMPORARY INVESTMENTS
  (Cost $1,587,701)                                                   1,591,477
--------------------------------------------------------------------------------
TOTAL INVESTMENTS (99.9%)
  (Cost $20,867,136)                                                 23,506,171
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                                                          MARKET
                                                                          VALUE*
                                                                           (000)
--------------------------------------------------------------------------------
OTHER ASSETS AND LIABILITIES (0.1%)
--------------------------------------------------------------------------------
Other Assets--Note C                                                    173,406
Liabilities                                                            (144,981)
                                                                      ----------
                                                                         28,425
                                                                      ----------
--------------------------------------------------------------------------------
NET ASSETS (100%)                                                   $23,534,596
================================================================================
*See Note A in Notes to Financial Statements.
*Non-income-producing security.
(1)The fund invests a portion of its cash reserves in equity markets through the use of index futures contracts and exchange-traded funds. After giving effect to these investments, the fund's effective common stock and temporary cash investment positions represent 97.4% and 2.5%, respectively, of net assets. See Note F in Notes to Financial Statements.
(2)Considered an affiliated company as the fund owns more than 5% of the outstanding voting securities of such company. The total market value of investments in affiliated companies was $4,166,646,000.
(3)Security segregated as initial margin for open futures contracts.
ADR--American Depositary Receipt.
REIT--Real Estate Investment Trust.

--------------------------------------------------------------------------------
                                                                          AMOUNT
                                                                           (000)
--------------------------------------------------------------------------------
AT OCTOBER 31, 2001, NET ASSETS CONSISTED OF:
--------------------------------------------------------------------------------
Paid-in Capital--Note E                                             $20,597,190
Undistributed Net Investment Income                                     155,332
Accumulated Net Realized Gains--Note E                                  195,446
Unrealized Appreciation (Depreciation)--
  Note F Investment Securities                                        2,639,035
Futures Contracts                                                       (52,407)
--------------------------------------------------------------------------------
NET ASSETS $23,534,596
================================================================================

Investor Shares--Net Assets
Applicable to 877,322,029 outstanding $.001
  par value shares of beneficial interest
  (unlimited authorization)                                         $21,495,309
--------------------------------------------------------------------------------
NET ASSET VALUE PER SHARE-- INVESTOR SHARES $24.50
================================================================================

Admiral Shares--Net Assets
Applicable to 46,876,489 outstanding $.001
  par value shares of beneficial interest
  (unlimited authorization)                                          $2,039,287
--------------------------------------------------------------------------------
NET ASSET VALUE PER SHARE-- ADMIRAL SHARES                               $43.50
================================================================================

STATEMENT OF OPERATIONS
This Statement shows the types of income earned by the fund during the reporting period, and details the operating expenses charged to each class of its shares. These expenses directly reduce the amount of investment income available to pay to shareholders as income dividends. This Statement also shows any Net Gain
(Loss) realized on the sale of investments, and the increase or decrease in the Unrealized Appreciation (Depreciation) of investments during the period.

--------------------------------------------------------------------------------
                                                                 WINDSOR II FUND
                                                     YEAR ENDED OCTOBER 31, 2001
                                                                           (000)
--------------------------------------------------------------------------------
INVESTMENT INCOME
INCOME
  Dividends*                                                          $ 526,864
  Interest                                                               98,889
  Security Lending                                                          175
--------------------------------------------------------------------------------
    Total Income                                                        625,928
--------------------------------------------------------------------------------
EXPENSES
  Investment Advisory Fees--Note B
    Basic Fee                                                            32,143
    Performance Adjustment                                                  858
  The Vanguard Group--Note C
    Management and Administrative
      Investor Shares                                                    62,688
      Admiral Shares                                                      1,308
    Marketing and Distribution
      Investor Shares                                                     3,038
      Admiral Shares                                                         29
  Custodian Fees                                                            120
  Auditing Fees                                                              12
  Shareholders' Reports
      Investor Shares                                                       308
      Admiral Shares                                                         --
  Trustees' Fees and Expenses                                                40
--------------------------------------------------------------------------------
    Total Expenses                                                      100,544
    Expenses Paid Indirectly--Note D                                     (3,784)
--------------------------------------------------------------------------------
    Net Expenses                                                         96,760
--------------------------------------------------------------------------------
NET INVESTMENT INCOME                                                   529,168
--------------------------------------------------------------------------------
REALIZED NET GAIN (LOSS)
Investment Securities Sold*                                             620,501
Futures Contracts                                                      (448,135)
--------------------------------------------------------------------------------
REALIZED NET GAIN (LOSS)                                                172,366
--------------------------------------------------------------------------------
CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION)
  Investment Securities                                              (1,976,274)
  Futures Contracts                                                         194
--------------------------------------------------------------------------------
CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION)                     (1,976,080)
--------------------------------------------------------------------------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS     $(1,274,546)
================================================================================
*Dividend income and realized net gain (loss) from affiliated companies were $127,404,000 and $(61,905,000), respectively.

STATEMENT OF CHANGES IN NET ASSETS

This Statement shows how the fund's total net assets changed during the two most recent reporting periods. The Operations section summarizes information detailed in the Statement of Operations. The amounts shown as Distributions to shareholders from the fund's net income and capital gains may not match the amounts shown in the Operations section, because distributions are determined on a tax basis and may be made in a period different from the one in which the income was earned or the gains were realized on the financial statements. The Capital Share Transactions section shows the net amount shareholders invested in or redeemed from the fund. Distributions and Capital Share Transactions are shown separately for each class of shares.

--------------------------------------------------------------------------------
                                                       WINDSOR II FUND
                                                     YEAR ENDED OCTOBER 31,
                                                --------------------------------
                                                       2001                 2000
                                                      (000)                (000)
--------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS
  Net Investment Income                          $ 529,168            $ 577,821
  Realized Net Gain (Loss)                         172,366            1,474,095
  Change in Unrealized
    Appreciation (Depreciation)                 (1,976,080)            (864,876)
--------------------------------------------------------------------------------
    Net Increase (Decrease) in
      Net Assets Resulting from Operations      (1,274,546)           1,187,040
--------------------------------------------------------------------------------
DISTRIBUTIONS
  Net Investment Income
    Investor Shares                               (521,004)            (642,217)
    Admiral Shares                                 (11,567)                  --
  Realized Capital Gain
    Investor Shares                             (1,083,480)          (2,514,938)
    Admiral Shares                                      --                   --
--------------------------------------------------------------------------------
    Total Distributions                           (1,616,051)        (3,157,155)
--------------------------------------------------------------------------------
CAPITAL SHARE TRANSACTIONS--Note G
  Investor Shares                                     52,333         (4,500,809)
  Admiral Shares                                   2,302,955                 --
--------------------------------------------------------------------------------
    Net Increase (Decrease) from
      Capital Share Transactions                   2,355,288         (4,500,809)
--------------------------------------------------------------------------------
Total Increase (Decrease)                           (535,309)        (6,470,924)
--------------------------------------------------------------------------------
NET ASSETS
  Beginning of Period                             24,069,905         30,540,829
--------------------------------------------------------------------------------
End of Period                                    $23,534,596        $24,069,905
================================================================================

FINANCIAL HIGHLIGHTS
This table summarizes the fund's investment results and distributions to shareholders on a per-share basis for each class of shares. It also presents the Total Return and shows net investment income and expenses as percentages of average net assets. These data will help you assess: the variability of the fund's net income and total returns from year to year; the relative contributions of net income and capital gains to the fund's total return; how much it costs to operate the fund; and the extent to which the fund tends to distribute capital gains. The table also shows the Portfolio Turnover Rate, a measure of trading activity. A turnover rate of 100% means that the average security is held in the fund for one year.

--------------------------------------------------------------------------------------------------------------------
                                                                               WINDSOR II INVESTOR SHARES FUND
                                                                                    YEAR ENDED OCTOBER 31,
                                                                ----------------------------------------------------
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD                            2001     2000     1999     1998      1997
--------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                                    $27.58   $29.03   $31.07   $29.36    $24.04
--------------------------------------------------------------------------------------------------------------------
INVESTMENT OPERATIONS
  Net Investment Income                                                   .564      .64      .64      .65       .64
  Net Realized and Unrealized Gain (Loss) on Investments                (1.819)    1.08      .73     3.91      6.47
--------------------------------------------------------------------------------------------------------------------
    Total from Investment Operations                                    (1.255)    1.72     1.37     4.56      7.11
--------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS
  Dividends from Net Investment Income                                   (.585)    (.67)    (.74)    (.66)     (.63)
  Distributions from Realized Capital Gains                             (1.240)   (2.50)   (2.67)   (2.19)    (1.16)
--------------------------------------------------------------------------------------------------------------------
    Total Distributions                                                 (1.825)   (3.17)   (3.41)   (2.85)    (1.79)
--------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                                          $24.50   $27.58   $29.03   $31.07    $29.36
====================================================================================================================

TOTAL RETURN                                                            -4.89%    7.22%    4.57%   16.51%    31.27%
====================================================================================================================

RATIOS/SUPPLEMENTAL DATA
  Net Assets, End of Period (Millions)                                 $21,495  $24,070  $30,541  $29,639   $22,568
  Ratio of Total Expenses to Average Net Assets                          0.40%    0.37%    0.37%    0.41%     0.37%
  Ratio of Net Investment Income to Average Net Assets                   2.10%    2.36%    2.08%    2.16%     2.49%
  Portfolio Turnover Rate                                                  33%      26%      26%      31%       30%
====================================================================================================================

--------------------------------------------------------------------------------
                                                  WINDSOR II FUND ADMIRAL SHARES

                                                                      MAY 14* TO
FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD                   OCTOBER 31, 2001
--------------------------------------------------------------------------------
Net Asset Value, Beginning of Period                                     $50.00
--------------------------------------------------------------------------------
INVESTMENT OPERATIONS
  Net Investment Income                                                    .408
  Net Realized and Unrealized Gain (Loss) on Investments                 (6.433)
--------------------------------------------------------------------------------
    Total from Investment Operations                                     (6.025)
--------------------------------------------------------------------------------
DISTRIBUTIONS
  Dividends from Net Investment Income                                    (.475)
  Distributions from Realized Capital Gains                                  --
--------------------------------------------------------------------------------
    Total Distributions                                                   (.475)
--------------------------------------------------------------------------------
Net Asset Value, End of Period                                           $43.50
================================================================================

Total Return                                                             -12.16%
================================================================================

Ratios/Supplemental Data
  Net Assets, End of Period (Millions)                                    $2,039
  Ratio of Total Expenses to Average Net Assets                          0.35%**
  Ratio of Net Investment Income to Average Net Assets                   1.83%**
  Portfolio Turnover Rate                                                    33%
================================================================================
 *Inception.
**Annualized.

NOTES TO FINANCIAL STATEMENTS

Vanguard Windsor II Fund is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund. The fund offers two classes of shares, Investor Shares and Admiral Shares. Investor Shares are available to any investor who meets the fund's minimum purchase requirements. Admiral Shares were first issued on May 14, 2001, and are designed for investors who meet certain administrative, servicing, tenure, and account-size criteria.

A. The following significant accounting policies conform to generally accepted accounting principles for U.S. mutual funds. The fund consistently follows such policies in preparing its financial statements.
     1. SECURITY VALUATION: Equity securities are valued at the latest quoted sales prices as of the close of trading on the New York Stock Exchange (generally 4:00 p.m. Eastern time) on the valuation date; such securities not traded on the valuation date are valued at the mean of the latest quoted bid and asked prices. Prices are taken from the primary market in which each security trades. Temporary cash investments acquired over 60 days to maturity are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services. Other temporary cash investments are valued at amortized cost, which approximates market value. Securities for which market quotations are not readily available are valued by methods deemed by the board of trustees to represent fair value.
     2. FEDERAL INCOME TAXES: The fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Accordingly, no provision for federal income taxes is required in the financial statements.
     3. REPURCHASE AGREEMENTS: The fund, along with other members of the Vanguard Group, transfers uninvested cash balances to a pooled cash account, which is invested in repurchase agreements secured by U.S. government securities. Securities pledged as collateral for repurchase agreements are held by a custodian bank until the agreements mature. Each agreement requires that the market value of the collateral be sufficient to cover payments of interest and principal; however, in the event of default or bankruptcy by the other party to the agreement, retention of the collateral may be subject to legal proceedings.
     4. Futures Contracts: The fund uses S&P 500 Index and S&P MidCap 400 Index futures contracts to a limited extent, with the objective of maintaining full exposure to the stock market while maintaining liquidity. The fund may purchase or sell futures contracts to achieve a desired level of investment, whether to accommodate portfolio turnover or cash flows from capital share transactions. The primary risks associated with the use of futures contracts are imperfect correlation between changes in market values of stocks held by the fund and the prices of futures contracts, and the possibility of an illiquid market.
     Futures contracts are valued at their quoted daily settlement prices. The aggregate principal amounts of the contracts are not recorded in the financial statements. Fluctuations in the value of the contracts are recorded in the Statement of Net Assets as an asset (liability) and in the Statement of Operations as unrealized appreciation (depreciation) until the contracts are closed, when they are recorded as realized futures gains (losses).
     5. DISTRIBUTIONS: Distributions to shareholders are recorded on the ex-dividend date. Distributions are determined on a tax basis and may differ from net investment income and realized capital gains for financial reporting purposes.
     6. OTHER: Dividend income is recorded on the ex-dividend date. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.
     Each class of shares has equal rights as to assets and earnings, except that each class separately bears certain class-specific expenses related to maintenance of shareholder accounts (included in Management and Administrative expenses) and shareholder reporting. Marketing and distribution expenses are allocated to each class of shares based on a method approved by the board of trustees. Income, other non-class-specific expenses, and gains and losses on investments are allocated to each class of shares based on its relative net assets.

B. Barrow, Hanley, Mewhinney & Strauss, Inc.; Equinox Capital Management, LLC; and Tukman Capital Management, Inc., provide investment advisory services to the fund for fees calculated at an annual percentage rate of average net assets. The basic fees thus computed for each adviser are subject to quarterly adjustments based on performance for the preceding three years relative to a designated market index: for Barrow, Hanley, Mewhinney & Strauss, Inc., the S&P/BARRA Value Index; for Equinox Capital Management, LLC, the Russell 1000 Value Index; and for Tukman Capital Management, Inc., the S&P 500 Index.
     The Vanguard Group provides investment advisory services to a portion of the fund on an at-cost basis; the fund paid Vanguard advisory fees of $525,000 for the year ended October 31, 2001.
     For the year ended October 31, 2001, the aggregate investment advisory fee represented an effective annual basic rate of 0.13% of average net assets before an increase of $858,000 based on performance.

C. The Vanguard Group furnishes at cost corporate management, administrative, marketing, and distribution services. The costs of such services are allocated to the fund under methods approved by the board of trustees. The fund has committed to provide up to 0.40% of its net assets in capital contributions to Vanguard. At October 31, 2001, the fund had contributed capital of $4,721,000 to Vanguard (included in Other Assets), representing 0.02% of the fund's net assets and 4.72% of Vanguard's capitalization. The fund's trustees and officers are also directors and officers of Vanguard.

D. The fund has asked its investment advisers to direct certain security trades, subject to obtaining the best price and execution, to brokers who have agreed to rebate to the fund part of the commissions generated. Such rebates are used solely to reduce the fund's management and administrative expenses. The fund's custodian bank has also agreed to reduce its fees when the fund maintains cash on deposit in the non-interest-bearing custody account. For the year ended October 31, 2001, directed brokerage and custodian fee offset arrangements reduced expenses by $3,768,000 and $16,000, respectively. The total expense reduction represented an effective annual rate of 0.02% of the fund's average net assets.

E. During the year ended October 31, 2001, the fund purchased $8,773,247,000 of investment securities and sold $7,710,261,000 of investment securities, other than temporary cash investments.
     The fund used a tax accounting practice to treat a portion of the price of capital shares redeemed during the year as distributions from realized capital gains. Accordingly, the fund has reclassified $29,371,000 from accumulated net realized gains to paid-in capital.

F. At October 31, 2001, net unrealized appreciation of investment securities for financial reporting and federal income tax purposes was $2,639,035,000, consisting of unrealized gains of $4,721,853,000 on securities that had risen in value since their purchase and $2,082,818,000 in unrealized losses on securities that had fallen in value since their purchase.
     At October 31, 2001, the aggregate settlement value of open futures contracts expiring in December 2001 and the related unrealized depreciation were:

--------------------------------------------------------------------------------
                                                              (000)
                                              ----------------------------------
                                               AGGREGATE
                            NUMBER OF         SETTLEMENT              UNREALIZED
FUTURES CONTRACTS      LONG CONTRACTS              Value            DEPRECIATION
--------------------------------------------------------------------------------
S&P 500 Index                   2,808           $744,611               $(48,726)
S&P MidCap 400 Index              265             59,804                 (3,681)
--------------------------------------------------------------------------------

Unrealized depreciation on open futures contracts is required to be treated as realized loss for tax purposes.

G. Capital share transactions for each class of shares were:

-------------------------------------------------------------------------------------------------------
                                                                  YEAR ENDED OCTOBER 31,
                                                -------------------------------------------------------
                                                            2001                          2000
                                                ------------------------          ---------------------
                                                     AMOUNT       SHARES          AMOUNT         SHARES
                                                      (000)        (000)           (000)          (000)
-------------------------------------------------------------------------------------------------------
Investor Shares
  Issued                                        $3,899,774      144,533     $ 2,976,235        118,060
  Issued in Lieu of Cash Distributions           1,532,452       58,813       3,004,773        120,577
  Redeemed                                      (5,379,893)    (198,642)    (10,481,817)      (417,883)
    Net Increase (Decrease)--Investor Shares        52,333        4,704      (4,500,809)      (179,246)
Admiral Shares
  Issued                                         2,342,727       47,778              --             --
  Issued in Lieu of Cash Distributions               9,811          200              --             --
  Redeemed                                         (49,583)      (1,102)             --             --
    Net Increase (Decrease)--Admiral Shares      2,302,955       46,876              --             --
-------------------------------------------------------------------------------------------------------

REPORT OF INDEPENDENT ACCOUNTANTS

To the Shareholders and Trustees of Vanguard WINDSOR II Fund:

In our opinion, the accompanying statement of net assets and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Vanguard Windsor II Fund (the "Fund") at October 31, 2001, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 2001 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Philadelphia, Pennsylvania

December 3, 2001

--------------------------------------------------------------------------------
SPECIAL 2001 TAX INFORMATION
  (UNAUDITED) FOR VANGUARD PRIMECAP FUND

This information for the fiscal period ended October 31, 2001, is included pursuant to provisions of the Internal Revenue Code.
     The fund distributed $1,112,851,000 as capital gain dividends (from net long-term capital gains) to shareholders during the fiscal period, all of which is designated as a 20% rate gain distribution.
     For corporate shareholders, 92.5% of investment income (dividend income plus short-term gains, if any) qualifies for the dividends-received deduction.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
THE PEOPLE WHO GOVERN YOUR FUND

The trustees of your mutual fund are there to see that the fund is operated and managed in your best interests since, as a shareholder, you are a part owner of the fund. Your fund trustees also serve on the board of directors of The Vanguard Group, which is owned by the funds and exists solely to provide services to them on an at-cost basis.

     A majority of Vanguard's board members are independent, meaning that they have no affiliation with Vanguard or the funds they oversee, apart from the sizable personal investments they have made as private individuals. They bring distinguished backgrounds in business, academia, and public service to their task of working with Vanguard officers to establish the policies and oversee the activities of the funds.

     Among board members' responsibilities are selecting investment advisers for the funds; monitoring fund operations, performance, and costs; reviewing contracts; nominating and selecting new trustees/ directors; and electing Vanguard officers. The list below provides a brief description of each trustee's professional affiliations. The year in which the trustee joined the Vanguard board is noted in parentheses.

--------------------------------------------------------------------------------
TRUSTEES

JOHN J. BRENNAN (1987) Chairman of the Board, Chief Executive Officer, and Director/Trustee of The Vanguard Group, Inc., and of each of the investment companies in The Vanguard Group.

CHARLES D. ELLIS (2001) Senior Adviser to Greenwich Associates; Successor Trustee of Yale University; Overseer of the Stern School of Business at New York University; Trustee of the Whitehead Institute for Biomedical Research.

JOANN HEFFERNAN HEISEN (1998) Vice President, Chief Information Officer, and a member of the Executive Committee of Johnson & Johnson; Director of The Medical Center at Princeton, and Women's Research and Education Institute.

BRUCE K. MACLAURY (1990) President Emeritus of The Brookings Institution; Director of American Express Bank Ltd., The St. Paul Companies, Inc., and National Steel Corp.

BURTON G. MALKIEL (1977) Chemical Bank Chairman's Professor of Economics, Princeton University; Director of Prudential Insurance Co. of America, BKF Capital, The Jeffrey Co., and NeuVis, Inc.

ALFRED M. RANKIN, JR. (1993) Chairman, President, Chief Executive Officer, and Director of NACCO Industries, Inc.; Director of Goodrich Corp.

JAMES O. WELCH, JR. (1971) Retired Chairman of Nabisco Brands, Inc. (Food Products); retired Vice Chairman and Director of RJR Nabisco (Food and Tobacco Products); Director of TECO Energy, Inc.

J. LAWRENCE WILSON (1985) Retired Chairman and Chief Executive Officer of Rohm and Haas Co.; Director of AmeriSource Health Corporation, Cummins Inc., and The Mead Corp.; Trustee of Vanderbilt University.

--------------------------------------------------------------------------------
OTHER FUND OFFICERS

R. GREGORY BARTON, Secretary; Managing Director- Legal and Secretary of The Vanguard Group, Inc.; Secretary of each of the investment companies in The Vanguard Group.

THOMAS J. HIGGINS, Treasurer; Principal of The Vanguard Group, Inc.; Treasurer of each of the investment companies in The Vanguard Group.

--------------------------------------------------------------------------------
VANGUARD MANAGING DIRECTORS

JAMES H. GATELY, Direct Investor Services.
KATHLEEN C. GUBANICH, Human Resources.
IAN A. MACKINNON, Fixed Income Group.
F. WILLIAM MCNABB, III, Institutional Investor Group.
MICHAEL S. MILLER, Planning and Development.
RALPH K. PACKARD, Chief Financial Officer.
GEORGE U. SAUTER, Quantitative Equity Group.

--------------------------------------------------------------------------------
                                 JOHN C. BOGLE
               Founder; Chairman and Chief Executive, 1974-1996.

[SHIP]
[THE VANGUARD GROUP(R) LOGO]

Post Office Box 2600
Valley Forge, PA 19482-2600

ABOUT OUR COVER

Our cover photograph was taken by Michael Kahn in September 2000 aboard HMS Rose in New York's Long Island Sound. Mr. Kahn is a renowned photographer--and accomplished sailor--whose work often focuses on seascapes and nautical images. The photograph is copyrighted by Mr. Kahn.

All comparative mutual fund data are from Lipper Inc. or Morningstar, Inc., unless otherwise noted.

Standard & Poor's(R), S&P(R), S&P 500(R), Standard & Poor's 500, 500, S&P MidCap 400, and S&P SmallCap 600 are trademarks of The McGraw-Hill Companies, Inc. All other index names may contain trademarks and are the exclusive property of their respective owners.

WORLD WIDE WEB
www.vanguard.com

FUND INFORMATION
1-800-662-7447

DIRECT INVESTOR ACCOUNT SERVICES
1-800-662-2739

INSTITUTIONAL INVESTOR SERVICES
1-800-523-1036

This report is intended for the fund's shareholders. It may not be distributed to prospective investors unless it is preceded or accompanied by the current fund prospectus.

(C)2001 The Vanguard Group, Inc.
All rights reserved.
Vanguard Marketing
Corporation, Distributor.

Q730 122001